AGREEMENT REGARDING CONVERSION
This AGREEMENT

REGARDING CONVERSION (this “Agreement”)

is made and entered

into as
of

February 25, 2025,

among

Cal-Maine

Foods,

Inc.,

a

Delaware

corporation

(the

“Company”),

DLNL,
LLC, a

Delaware limited

liability company

(“Daughters’

LLC”), and

each member

of Daughters’

LLC (each
a “Member” and, collectively with Daughters’ LLC, the “Stockholder Parties”).
RECITALS
WHEREAS, Daughters’ LLC was formed to

invest in shares

of Class A Common Stock, par

value
$0.01 per

share (“Class A

Shares”), and

shares

of Common

Stock, par

value $0.01

per share

(“Common
Shares”), of the Company;
WHEREAS, effective as of July 20, 2018, the

initial owners of membership interests in Daughters’
LLC entered into the Limited

Liability Company Operating Agreement for Daughters’ LLC (the “Existing
Daughters’ LLC Operating

Agreement”);
WHEREAS, the Company’s issued and

outstanding capital stock consists of:

(a) Common Shares,
which are

publicly traded

on the

NASDAQ stock

exchange under

the symbol

“CALM,” and

(b) Class A
Shares, which are privately held and not publicly traded, but are convertible on a share-for-share basis into
Common Shares

at any

time at

the option

of the

holder

thereof and

automatically

convert into

Common
Shares

under

certain

circumstances

set

forth

in

the

Company’s

existing

Second Amended

and

Restated
Certificate of Incorporation,

as amended (the

“Current Charter”), including

upon transfer to

persons other
than Immediate Family Members or Permitted Transferees as defined in the Current Charter;
WHEREAS, pursuant

to the

Current Charter,

except as

required by

law or

the Current

Charter, (a) the
Common Shares and Class A

Common Shares vote together as a class, with

the holders of Common Shares
having one

vote per

share and

the holders

of Class A Shares

having ten

votes per

share on

all matters

on
which such shares

are entitled

to vote, and

(b) except for

such conversion and

voting rights,

the Common
Shares and Class A Shares have substantially similar rights, powers and privileges;
WHEREAS,

Daughters’ LLC

is

the

record

owner

of

(a) 4,800,000 Class A

Shares,

representing
100% of the outstanding Class A Shares, and (b) 1,087,956 Common Shares;
WHEREAS,

the

Class A

Shares

currently

represent

over

50%

of

the

total

voting

power

of

the
outstanding

shares

of

the

Company

in

the

election

of

directors

and

matters

other

than

the

election

of
directors, and the Company is

a “controlled company” pursuant to

the rules of the NASDAQ

Stock Market;
WHEREAS, the Members

(and/or their respective

predecessors-in-interest) formed Daughters’

LLC
and entered into the

Existing Daughters’ LLC Operating Agreement to permit the Members

(together with
their

Permitted Transferees,

as

defined in

the

Current

Charter)

to

continue

to

own and

retain,

directly

or
indirectly, Common

Shares and

Class A Shares sufficient

to maintain

control of

the Company,

in order

to
provide for the long-term, stable and consistent ownership and governance of the Company;
WHEREAS, the Members have

expressed to the Company’s

Board of Directors (the

“Board”) that
the

Members

are

potentially

interested

in

diversifying

their

respective

financial

portfolios,

including

the
potential sale of all or a portion

of the Common Shares owned by Daughters’

LLC and the Common Shares
underlying the Class A Shares owned by Daughters’

LLC (the “Potential Portfolio Diversification”);
WHEREAS, Adolphus B. Baker, the Company’s Chairman

of the Board, is the

Managing Member
of Daughters’ LLC, and the other Members of Daughters’

LLC are Mr. Baker’s wife and her three sisters;

WHEREAS, because

Mr. Baker has

an interest

in the

matters provided

for in

this Agreement, the
Board

has

authorized

an

ad

hoc

committee

(the

“Special

Committee”),

consisting

solely

of

disinterested
Independent Directors

(as defined

in Section 3.1),

to consider

what corporate

actions, if

any, should

be taken
to address the impact of the Potential Portfolio Diversification on the Company and its stockholders;
WHEREAS, the Special Committee considered and determined, among other things, that it is in the
best interests of

the Company and

its stockholders for

the Company to

facilitate the sale

of shares (including
Common Shares underlying

the Class A

Common Stock) and

manage the loss

of controlled company

status,
in each case, in an orderly manner in compliance with legal requirements;
WHEREAS, on February 24, 2025,

the Special Committee

unanimously recommended to

the Board
that the Company, the Members and Daughters’

LLC enter into this Agreement to implement the following
corporate actions

to address

the impact

of the

Potential Portfolio

Diversification on

the Company

and its
stockholders:

(a) amending and

restating the

Current Charter,

(b) amending and

restating the

Company’s
Bylaws (the “Bylaws”), and (c) effective

upon the conversion by

Daughters’

LLC of all Class A

Shares into
Common Shares,

granting to

the Members

certain rights

to cause

the sale

or transfer

of Common

Shares
owned by Daughters’

LLC or such Members to be registered under the Securities Act of 1933, as amended
(the “Securities Act”), in accordance with the registration rights set forth in Exhibit A, in each case,

on the
terms and subject to the conditions set forth herein; and
WHEREAS, on February 25, 2025, the Board of Directors of the Company (taking into account the recommendation of the Special

Committee) approved the Company’s

execution of this Agreement and the
actions

and

the

Company’s

performance

of

the

transactions

contemplated

hereby,

which

approval

was
unanimous, with the sole

exception being that Adolphus B. Baker

recused himself with respect

to the vote
to approve the execution of this Agreement;
NOW, THEREFORE, in consideration of the foregoing

and the mutual representations, warranties,
covenants and agreements set forth in this Agreement, the parties agree as follows:
ARTICLE I
MODIFICATIONS TO THE COMPANY’S ORGANI
Z
ATIONAL DOCUMENTS
1.1 Restated Charter
(a)

The

Board

has

approved

(i) the

Third

Amended

and

Restated

Certificate

of
Incorporation

of

the

Company

substantially

in

the

form

attached

to

this

Agreement

as

Exhibit B

(the
“Restated

Charter”),

and

(ii) the

submission

of

the

Restated

Charter

to

Daughters’ LLC

for

approval

by
majority

written

consent

of

stockholders

in

accordance

with

the

Current

Charter

and

Section 228

of

the
Delaware General Corporation Law (the “DGCL”).
(b)

Promptly following

the execution

and delivery

of this Agreement,

Daughters’ LLC
agrees to execute and deliver

to the Company the majority

written consent of stockholders substantially

in
the form attached to

this Agreement

as Exhibit C (the “Majority

Written Consent”), which Majority

Written
Consent,

upon

execution

and

delivery

by

Daughters’ LLC,

would

constitute

stockholder

approval

of

the
Restated Charter in compliance with Section 242(b) of the DGCL.
(c)

The

Company

shall

use

commercially

reasonable

efforts

to

obtain

an

amendment,
consent or

waiver from

the requisite

lenders under

the Company’s

Amended and

Restated Credit

Agreement,
dated as of May 26, 2023, such that the Class A Conversion (as defined in Section 2.1(a)) will not result in a “change of control” within the meaning of such credit agreement (the “Credit Agreement

Amendment”).

(d)

As soon

as practicable

following (i) the

execution and

delivery by

Daughters’ LLC
of the Majority Written Consent, (ii) the

satisfaction by the Company of

applicable notice and information
statement

requirements

under

the

DGCL

and

the

Securities

Exchange

Act

of

1934,

as

amended

(the
“Exchange Act”),

and

(iii) the

execution

and

delivery

by

the

requisite

lenders

of

the

Credit Agreement
Amendment,

the

Company

shall

file

the

Restated

Charter

with

the

Secretary

of

State

of

the

State

of
Delaware, to

become effective

promptly after

filing in

accordance with

the DGCL,

subject to

the Board’s
ability,

prior

to

the

effectiveness

of

the

Restated

Charter,

in

accordance

with

DGCL

Section 242(c),

to
abandon the Restated

Charter without further

action by the

Company’s stockholders if

the Board determines
that

doing

so

is

in

the

best

interests

of

the

Company

and

its

stockholders.

The

date

and

time

of

such
effectiveness shall be referred to herein as the “Restated Charter Effective Date.”
1.2
Restated Bylaws.

The Board has approved the Amended and Restated Bylaws substantially in the form attached to this Agreement as Exhibit D (the “Restated Bylaws”), which shall become effective
upon the Restated Charter Effective Date.
ARTICLE II
REGISTRATION RIGHTS UPON CONVERSION OF ALL CLASS A SHARES
2.1

Conversion of All Class A

Shares into Common Shares.

The Stockholder Parties agree
that

any

conversion

of

Class A

Shares

shall

be

made

in

accordance

with

the

provisions

of

this
Agreement, including the following covenants:
(a)

If

Daughters’

LLC

converts

any

Class A

Shares

into

Common

Shares,

it

shall
simultaneously

convert

all

(but

not

less

than

all)

outstanding

Class A

Shares

into

Common

Shares

in
accordance

with

the

terms

of

the

Class A Shares

(the

“Class A Conversion”).

The

effective

date

of

the
Class A Conversion is referred to in this

Agreement as the “Class A Conversion Date.”
(b)

Daughters’

LLC shall not

convert any Class A

Shares prior to

(i) the Restated Charter
Effective Date

or (ii) the

date that

the Company

obtains the

Credit Agreement Amendment, whichever

is
later.
(c)

The Members acknowledge

and agree that,

in order to

exercise any registration

rights
under this Agreement

or to

offer or

sell any

Common Shares

in a

registered offering

under the

Securities
Act, Daughters’ LLC must have first converted all outstanding Class A

Shares into Common Shares.
2.2
Amendment

and

Restatement

of the

Limited

Liability Company

Operating Agreement

for
Daughters’ LLC.

Immediately

following the

execution

and delivery

of this

Agreement, Daughters’

LLC
and each of the Members

shall execute and deliver the Amended and Restated

Limited Liability Company
Operating Agreement for Daughters’

LLC substantially in the form attached to this

Agreement as Exhibit E
(the

“Daughters’

LLC

Amendment”).

Daughters’

LLC

and

the

Members

agree

that,

following

the
effectiveness

of

the

Daughters’ LLC Amendment,

the

Daughters’ LLC Agreement

shall

not

be

revoked,
terminated, amended,

modified or

supplemented without

the prior

written consent

of the

Special Committee.
2.3 Takedowns of Subject Shares from Resale Shelf Registration Statement.
(a)

The term “Subject Shares” means, for each Member:
(i)

the

Common

Shares

listed

opposite

such

Member’s

name

in

Table I

of
Schedule 2

under

the

heading

titled

“Total

Economic

Beneficial

Ownership

of

Common
Shares”; and

(ii)

the

Common

Shares

listed

opposite

such

Member’s

name

in

Table II

of
Schedule 2 under the heading titled “Common Shares.”
(b)

During the Term (as

defined below), each Member

shall be entitled to

offer and sell
Subject Shares held by such Member

pursuant to a Takedown under a Resale

Shelf Registration Statement
(as

such

terms

are

defined

in

Exhibit A),

to

the

extent

provided

by

the

registration

rights

and

related
provisions set forth on

Exhibit A, which provisions are

incorporated herein as if

set forth in this

Agreement.

The

“Term”

shall

mean

the

period

beginning

on

the

Class A Conversion

Date

and

ending

on

(i) the

12-
month anniversary of the Class A Conversion Date or (ii) December 31, 2026, whichever is earlier.
2.4
Potential Repurchase

of Common

Shares by

the Company.

The parties

acknowledge that,
from time to time,

the Company or the

Members may propose that

the Company repurchase a

portion of the
Subject Shares;

provided, however, that

the terms

of any

such repurchase

must be approved

by each

such
selling

Member

and

the

Special

Committee

and

that

no

party

shall

be

obligated

to

enter

into

any

such
repurchase transaction.
ARTICLE III
VOTING OF COMMON SHARES AND CLASS A SHARES
3.1
Voting on

the Election

of Directors.

Prior to

the expiration

of the Term,

at any

meeting of
the stockholders

of the

Company, each

Stockholder Party

agrees (i) to

cause all

Common Shares

and Class A
Common Shares

held by

such Stockholder

Party, or

over which

such Stockholder

Party has

voting discretion
or control as

of the applicable

record date, to

be present either in

person or by proxy

for quorum purposes
at any stockholders meeting

at which directors of

the Company are elected,

and (ii) to vote, or

cause to be
voted, such Common Shares and Class A

Common Shares held by it, or over

which such Stockholder Party
has voting discretion or control, in favor of not less

than three Independent Directors.

For purposes of this
Agreement, the

term “Independent

Director” shall

mean a

member of

the Board

of Directors

of the

Company
(or

a

nominee

for

such

position)

who

is

(1) not

a

managing

member,

manager,

officer,

employee

or
consultant of,

or advisor

to, the

Company or

any Stockholder

Party, or

a person

who shall

have served

in
such capacity within three years immediately preceding the date of such determination, (2) independent of,
and

not

affiliated

with,

any

Stockholder

Party,

as

determined

in

good

faith

by

the

Board’s

Nominating
Committee,

and

(3) otherwise

independent

within

the

meaning

of

the

rules

and

regulations

of

the

U.S.
Securities and Exchange Commission (the “SEC”) and the NASDAQ listing standards.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
As an

inducement to

enter into

this Agreement

and to

consummate the

transactions contemplated
hereby, the Company represents and warrants to the Stockholder Parties, as of the date hereof, as follows:
4.1
Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing

under the

laws of

the State

of Delaware

and has

all corporate

right, power

and authority

to
enter

into

and

deliver

this

Agreement,

to

perform

its

obligations

hereunder

and

to

consummate

the
transactions contemplated by this Agreement.

The execution, delivery and performance of this Agreement
by the

Company has

been duly

and validly

authorized by

all necessary

corporate action.

This Agreement
has

been

duly

executed

and

delivered

by

the

Company

and

(assuming

due

authorization,

execution

and
delivery

by

the

Stockholder

Parties),

constitutes

the

legal,

valid

and

binding

obligation

of

the

Company,
enforceable

against

it

in

accordance

with

its

terms,

subject

to

(a) applicable

bankruptcy,

insolvency,
fraudulent

conveyance

and

other

similar

laws

and

(b) general

principles

of

equity,

including

equitable
defenses and limits as to the availability of equitable remedies,

whether such principles are considered in a
proceeding at law or in equity.

4.2
Conflicts; Consents

and Approvals.

The execution

and delivery

of this Agreement and

the
consummation

of

the

transactions

contemplated

by

this Agreement

by

the

Company

do

not

and

will

not
(a) violate,

conflict

with,

or

result

in

a

breach

of

any

provision

of,

or

constitute

a

default

under,

(i) the
Current

Charter

or

the

Bylaws,

or

(ii) subject

to

obtaining

the

Credit

Agreement

Amendment,

any
agreement,

indenture,

mortgage,

or

other

instrument

to

which

the

Company

is

a

party

or

by

which

the
Company is or

may be bound

or to which

any of the

Company’s property or

assets is subject;

(b) violate any
order, writ,

injunction, decree,

statute, rule

or regulation

applicable to

the Company;

or (c) require

any action
or

consent

or

approval

of,

or

review

by,

or

registration

or

material

filing

by

it

with

any

governmental
authority,

other

than

the

filing

of

the

Information

Statement

and

other

disclosures

with

the

SEC

in
compliance

with

the

Exchange Act

and

as

otherwise

contemplated

in

Exhibit A

in

connection

with

the
registration of the Subject Shares pursuant to a Resale Shelf Registration Statement.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF EACH STOC K HOLDER PARTY
As an

inducement to

enter into

this Agreement

and to

consummate the

transactions contemplated
hereby, each Stockholder Party represents and warrants to the Company as follows:
5.1
Power and

Authority.

Each Stockholder Party has full

capacity and all requisite

right, power
and authority to enter into and deliver this

Agreement, to perform such party’s obligations hereunder and to consummate the transactions

contemplated by this

Agreement.

This Agreement

has been duly

executed and
delivered

by

such

Stockholder

Party

and

(assuming

due

authorization,

execution

and

delivery

by

the
Company), constitutes the

legal, valid and

binding obligation of

such Stockholder Party,

enforceable against
such

party

in

accordance

with

its

terms,

subject

to

(a) applicable

bankruptcy,

insolvency,

fraudulent
conveyance and

other

similar laws

and (b)

general principles

of

equity, including

equitable

defenses and
limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at
law or in equity.
5.2
Conflicts; Consents

and Approvals.

The execution

and delivery

of this Agreement and

the
consummation of

the transactions

contemplated by

this Agreement by

such Stockholder

Party do

not and
will not (a) violate, conflict with, or result in

a breach of any provision of, or constitute

a default under, any
agreement, indenture, mortgage, or other

instrument to which such Stockholder

Party is a party or

by which
such Stockholder Party is

or may be bound

or to which any

of such Stockholder Party’s

property or assets
is

subject;

(b) violate

any

order,

writ,

injunction,

decree,

statute,

rule

or

regulation

applicable

to

such
Stockholder Party or

the applicable Subject

Shares; or (c) require

any action or

consent or approval

of, or
review by,

or registration or

material filing

by it

with any

governmental authority,

other than

one or

more
amendments to the Schedule 13D, as amended, filed by

Adolphus B. Baker and others with the SEC and as
otherwise contemplated in Exhibit A in connection with the registration of the Subject Shares pursuant to a
Resale Shelf Registration Statement.
5.3
Securities Laws.

As of

the date

hereof, each

Stockholder Party

represents and

warrants to
and agrees with the Company as follows with respect to securities laws:
(a)

Such

Stockholder

Party

is

an

“accredited

investor”

(as

that

term

is

defined

in
Rule 501 of Regulation D under the Securities Act).
(b)

Such Stockholder

Party, together

with such

party’s legal,

financial and

other advisors,
has such knowledge

and experience in

financial and business

matters and is

capable of evaluating

the merits
and

risks

of

the

transactions

contemplated

by

this Agreement

so

as

to

make

an

informed

decision

with
respect thereto.

(c)

Such

Stockholder

Party

(i) has

received

all

information

that

such

party

and

such
party’s advisors deem

necessary to make

an informed decision

with respect to

the transactions contemplated
by this Agreement; (ii) has

had the unrestricted opportunity to make such investigation

as such Stockholder
Party and such

advisors desire pertaining

to the Company and

its capital stock

and to verify any

information
with

respect

to

the

Company

and

its

capital

stock;

and

(iii) has

had

the

opportunity

to

ask

questions

of
representatives of the Company concerning the Company and its capital stock.
ARTICLE VI
MISCELLANEOUS
6.1
Survival.

All representations, warranties

and obligations contained

in this Agreement shall
survive the consummation of the transactions contemplated by this Agreement.
6.2
Counterparts.

This

Agreement

may

be

executed

in

any

number

of

counterparts,

which
together shall constitute one and the same Agreement.

The parties may execute more than one copy

of the
Agreement, each of which shall constitute an original.
6.3
Entire

Agreement.

This

Agreement (including

the Schedules

and Exhibits

hereto) constitutes
the entire agreement between

the parties and supersedes

all prior agreements,

understandings, arrangements
or

representations

by

or

between

the

parties,

written

and

oral,

with

respect

to

the

subject

matter

hereof.

Consistent with the

foregoing and for

the avoidance of

doubt, that certain Agreement Regarding Common
Stock dated as

of July 20, 2018 by

and among the

Company and the

Members, among others,

will terminate
upon execution and delivery of this Agreement.
6.4
Third Party

Beneficiaries.

Nothing in

this

Agreement, express

or implied,

is intended

or shall
be construed to create any third party beneficiaries.
6.5
Governing Law; Jurisdiction.

This Agreement shall be governed by the laws of the State of
Delaware, without giving effect to the conflict of laws principles thereof.
6.6
Amendment; Waiver.

This Agreement may

not be altered, amended or supplemented

except
by an agreement in writing signed by each

of the parties hereto.

Any provision of this Agreement may not
be waived without a written instrument from the waiving party with respect to each such waiver.
6.7
Specific Performance.

The parties

acknowledge and

agree that

any breach

of the

terms of
this Agreement would

give rise

to irreparable

harm for

which money

damages would

not be

an adequate
remedy and accordingly the parties hereto agree that, in addition to any other remedies, each party shall be
entitled to enforce the terms of this

Agreement by a decree of specific performance

without the necessity of
proving the inadequacy of money damages as a remedy.
6.8
Notices.

All notices, requests,

claims, demands

and other

communications hereunder shall
be in

writing and

shall be

given or

made (and

shall be

deemed to

have been

duly given

or made

upon receipt)
by delivery

in person,

by courier

service or

by registered

or certified

mail to

the respective

parties at

the
addresses set forth on Schedule 1 (or at such other address for a party as shall be specified in a notice given
in accordance with this Section),

with a copy (which shall

not constitute notice) to

the counsel of such

party
as set forth on Schedule 1.
6.9
Severability.

If any term or other provision of this

Agreement is invalid, illegal or incapable
of being enforced by any rule

of law, or public policy, all

other conditions and provisions of this

Agreement
shall

nevertheless

remain

in

full

force

and

effect

so

long

as

the

economic

or

legal

substance

of

the
transactions contemplated herein are not affected in any manner materially adverse to any party hereto.

6.10
Assignment.

Neither this

Agreement nor any of

the rights, interests or

obligations hereunder
shall be assigned by any of the parties (whether by operation of law or otherwise)

without the prior written
consent of the other parties.

Subject to the preceding sentence, this

Agreement shall be binding upon, inure
to

the

benefit

of

and

be

enforceable

by

the

parties

and

their

respective

successors

and

assigns.

Not

in
limitation of

the generality

of the

foregoing, this Agreement shall

be binding

upon, inure

to the benefit

of
and be

enforceable by

the estate

and heirs

of any

individual Stockholder

Party after

such Stockholder

Party’s
death.

Notwithstanding

anything

in

this

Agreement

(including

Exhibit A

hereto)

to

the

contrary,

the
registration rights provided hereunder are personal to each Member and may not be transferred or assigned without the prior written consent of the Special Committee.
6.11
Fees

and

Expenses.

Except

as

otherwise

may

be

provided

in

this Agreement

(including
Exhibit A hereto), all

costs and

expenses incurred

in connection

with this Agreement

and the

transactions
contemplated by this Agreement,

including, to the

extent applicable, any

stock transfer

or similar taxes

or
brokerage or similar fees, shall be the responsibility of and shall be paid by the party incurring such fees or expenses, regardless

of whether

the transactions

contemplated by

this Agreement are

consummated.

The
obligations

of

the

parties

with

respect

to

expenses

related

to

a

Resale

Shelf

Registration

Statement

and
Takedown are set forth on Exhibit A hereto and are incorporated herein by reference.
6.12
Further Assurances.

Each of the parties hereto shall use such party’s reasonable best efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable

under

applicable

law,

and

to

execute

and

deliver

such

documents

and

other

papers,

as

may

be
required

to

carry

out

the

provisions

of

this

Agreement

and

to

consummate

and

make

effective

the
transactions contemplated by this Agreement.
6.13
LEGAL

REPRESENTATION.

EACH

STOCKHOLDER

PARTY

HEREBY
ACKNOWLEDGES

THAT

SUCH

STOCKHOLDER

PARTY

HAS

BEEN ADVISED

TO

SEEK, AND
HAS HAD

THE OPPORTUNITY

TO

SEEK, INDEPENDENT

LEGAL COUNSEL TO

REVIEW THIS
AGREEMENT

ON

SUCH

STOCKHOLDER

PARTY’S

BEHALF.

EACH

STOCKHOLDER

PARTY
FURTHER

ACKNOWLEDGES

AND

AGREES

THAT

ROB

HOLLADAY

(THE

COMPANY’S
GENERAL COUNSEL), SIDLEY AUSTIN LLP AND JONES

WALKER LLP ARE LEGAL COUNSEL
SOLELY TO THE COMPANY AND DO NOT REPRESENT ANY

OF THE STOCKHOLDER PARTIES
WITH

RESPECT TO

THIS AGREEMENT

OR ANY

OF

THE

OTHER

DOCUMENTS

OR ACTIONS
TAKEN IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT

LIMITATION, THE
REGISTRATION RIGHTS PROVISIONS CONTAINED IN EXHIBIT A

AND THE DAUGHTERS’

LLC
AMENDMENT.
6.14
WAIVER

OF

JURY

TRIAL.

EACH

OF

THE

PARTIES

HERETO

HEREBY
IRREVOCABLY WAIVES

ALL

RIGHT TO

TRIAL

BY JURY

IN ANY ACTION,

PROCEEDING

OR
COUNTERCLAIM

(WHETHER

BASED

ON

CONTRACT, TORT,

OR

OTHERWISE) ARISING

OUT
OF

OR

RELATING

TO

THIS

AGREEMENT

OR

THE

ACTIONS

OF

ANY

PARTY

HERETO

IN
NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.
6.15
EXCLUSIVE

FORUM.

EACH

PARTY

TO

THIS

AGREEMENT

HEREBY
IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY
OF

THE

STATE

OF

DELAWARE

(OR

IF

SUCH

COURT

DOES

NOT

HAVE

SUBJECT

MATTER
JURISDICTION, ANY OTHER STATE COURT

OF THE STATE

OF DELAWARE OR

THE FEDERAL
COURTS

LOCATED

IN

THE

STATE

OF

DELAWARE)

IN ANY ACTION,

SUIT

OR

PROCEEDING
ARISING IN CONNECTION WITH THIS AGREEMENT, AND

AGREES THAT ANY

SUCH ACTION,
SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN THE COURT OF

CHANCERY (OR SUCH
OTHER

COURTS

IDENTIFIED

HEREIN

IF

THE

COURT

OF

CHANCERY

DOES

NOT

HAVE
SUBJECT

MATTER

JURISDICTION) AND

WAIVES ANY

OBJECTION

BASED

ON

FORUM

NON

CONVENIENS

OR

ANY

OTHER

OBJECTION

TO

VENUE

THEREIN;

PROVIDED,

HOWEVER,
THAT

SUCH

CONSENT

TO

JURISDICTION

IS

SOLELY

FOR

THE

PURPOSE

REFERRED

TO

IN
THIS

PARAGRAPH AND

SHALL NOT

BE

DEEMED

TO

BE A

GENERAL SUBMISSION

TO

THE
JURISDICTION OF SUCH COURTS OR IN THE

STATE OF DELAWARE OTHER THAN FOR SUCH
PURPOSE.

SERVICE OF PROCESS ON

A PARTY

TO ANY

SUCH ACTION, SUIT

OR PROCEEDING
SHALL BE EFFECTIVE IF DELIVERED TO SUCH PARTY

IN ACCORDANCE WITH SECTION 6.8.
[Signature Page Follows; Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed
as of the date first set forth above.
COMPANY:
CAL-MAINE FOODS, INC.
By: /s/ Max P. Bowman

Max P. Bowman
Vice President and Chief Financial Officer
STOCKHOLDER PARTIES:
DLNL, LLC
By: /s/ Adolphus B. Baker

Adolphus B. Baker
Managing Member

/s/ Dinnette Adams Baker

Dinnette Adams Baker

/s/ Luanne Adams

Luanne Adams

/s/ Nancy Adams Briggs

Nancy Adams Briggs

/s/ Laurel Adams Krodel

Laurel Adams Krodel

/s/ Adolphus B. Baker

Adolphus B. Baker

COMPANY
Address:

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

With a copy to counsel:

Rob Holladay

Vice President and General Counsel

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

DAUGHTERS’ LLC
Address:

DLNL, LLC c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

DINNETTE ADAMS BAKER:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

LUANNE ADAMS:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

NANCY

ADAMS BRIGGS:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

LAUREL

ADAMS KRODEL:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

ADOLPHUS B. BAKER:
Address:

c/o Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601–948–6813
Fax:

601–969–0905
Email:

With a copy to counsel:
Name of Attorney:

Joseph E. Varner III
Name of Firm:

Brunini Law
Address:

190 East Capitol Street, Suite 190
Address (continued):

Jackson, MS 39201
Telephone:

Fax:

Email:

SUBJECT SHARES
TABLE I:
MEMBERS’ ECONOMIC BENEFICIAL

OWNERSHIP OF
COMMON SHARES AND CLASS A

SHARES
THROUGH DAUGHTERS’ LLC
Member
Daughters’
LLC
Common
Units
Common
Shares
Underlying
Daughters’
LLC
Common
Units
Daughters’
LLC
Class A
Units
Class A
Shares
Underlying
Daughters’
LLC Class A
Units
Common
Shares
Underlying
Class A
Shares
Total
Economic
Beneficial
Ownership
of Common
Shares
Adolphus B. Baker 0 0 1,309,245 1,309,245 1,309,245 1,309,245
Dinnette Adams Baker 56,595 56,595 1,090,755 1,090,755 1,090,755 1,147,350
Luanne Adams 343,787 343,787 800,000 800,000 800,000 1,143,787
Nancy Adams Briggs 343,787 343,787 800,000 800,000 800,000 1,143,787
Laurel Adams Krodel 343,787 343,787 800,000 800,000 800,000 1,143,787
Total 1,087,956 1,087,956 4,800,000 4,800,000 4,800,000 5,887,956
TABLE II:
MEMBERS’ ECONOMIC BENEFICIAL

OWNERSHIP OF
COMMON SHARES NOT OWNED BY DAUGHTERS’

LLC,
BUT COVERED BY EXHIBIT A

REGISTRATION RIGHTS
Member
Common
Shares
Adolphus B. Baker
145,266
Dinnette Adams Baker
230,570
Adolphus B. Baker &
Dinnette Adams Baker, joint tenants
46
Luanne Adams
738
Nancy Adams Briggs
57,007
Laurel Adams Krodel
887
Total 434,514

REGISTRATION RIGHTS
This Exhibit A

to the

Agreement Regarding

Conversion (the

“Agreement”) describes

the agreements
of the

parties thereto

relating to

Resale Shelf

Registration Statements

and Takedowns.

Capitalized terms
used but not defined herein shall have the respective meanings set forth in the Agreement.
ARTICLE I
DEMAND RESALE SHELF REGISTRATION
1.1

General
(a)

Subject to

the terms

and conditions

of this

Exhibit A, the

Company shall,

promptly
after the

Class A Conversion Date, file

a shelf registration

statement with the

SEC in accordance

with the
Securities Act for

an offering

on a

delayed or

continuous basis

pursuant to

Rule 415 under

the Securities
Act (a “Resale Shelf Registration Statement”).

Subject to the terms of

the Agreement, the Company (with
the

cooperation

of

the

applicable

Members)

shall

cause

there

to

be

filed

with

the

SEC

a

Resale

Shelf
Registration Statement meeting

the requirements of

the Securities Act and such

Members shall be

entitled
to have

included therein

all of

the Subject

Shares.

If the

Company qualifies

as a

Well Known

Seasoned
Issuer (as defined in Rule 405 under the Securities Act), then, promptly after the Class A Conversion Date, the

Company

will

file

an

Automatic

Shelf

Registration

Statement

(as

defined

in

Rule 405

under

the
Securities Act) on Form

S-3 (“Form

S-3ASR”), which will

become automatically effective.

As permitted
for a

Form S-3ASR,

such registration

statement will

not specify

which Members

may be

selling stockholders
or the number of shares to

be sold, and instead will register an

indeterminate amount of Subject Shares for
resale without identifying the selling stockholders.

Instead, the Members who will be

selling stockholders
and the Subject Shares to be sold will be disclosed

in a subsequent Resale Shelf Prospectus Supplement for
a Takedown (as such terms are defined

below).

Also, as permitted by Rule 456(b) under the Securities

Act,
the SEC registration fees shall not be paid at

the time of filing of such Form S-3ASR and,

instead, shall be
deferred and paid at the time of filing of such Resale Shelf Prospectus Supplement for a Takedown.
(b)

Following the effectiveness of a

Resale Shelf Registration Statement, the

applicable
Members shall be entitled to request the Company to file a prospectus or prospectus supplement (a “Resale
Shelf Prospectus Supplement”) with respect

thereto to effect a takedown

for an offering of Common

Shares
registered thereby (“Takedown”).

Any request made pursuant to this Section 1.1(b) shall be

made pursuant
to Section 2.3 of the Agreement, and shall specify the number of Subject Shares to be offered, the intended methods

of

disposition

thereof

and

that

the

request

is

for

a

Resale

Shelf

Prospectus

Supplement.

Upon
receipt

of

a

request

from

a

Member,

the

Company

shall

provide

notice

to

all

other

Members

that

it

has
received a request to

file a Resale Shelf

Prospectus for a

Takedown to permit other

Members to permit them
to request to include their Subject Shares therein at the same time.
(c)

The

Special

Committee

shall

have

the

authority

to

approve

any

demands

for
Takedowns,

including

the minimum

number

of shares

to be

included,

the

timing

of

any Takedown,

how
frequently

Takedowns

may

be

permitted,

and

whether

to

require

standstill

agreements

from

the

selling
shareholders beyond what is required from the underwriters and, if so, the terms thereof.
1.2

Filing of Resale Shelf Registration Statement.

Following the Class A Conversion, the
Company shall:
(a)

File the Resale

Shelf Registration

Statement with

the SEC as

promptly as

practicable,
and

shall

use

the

Company’s

commercially

reasonable

efforts

to

have

the

registration

declared

effective
under the Securities Act as soon as reasonably practicable.

(b)

Continue

to

maintain

and

renew

the

Resale

Shelf

Registration

Statement

for

such
periods as approved by the Special Committee.
1.3
The Special

Committee shall

continue to

consider requests

for Takedowns

for

the Subject
Shares from a Member until the expiration of the Term.
1.4
A Resale Shelf Registration Statement shall be on

Form S-3 or any successor form provided
that the Company qualified for such form at the time.
1.5
If any Takedown

will involve

an underwritten offering

(whether on a

“firm,” “best efforts”
or “all reasonable

efforts” basis or

otherwise), or an agented

offering, the Company shall

have the right to
select one or more underwriters

and underwriters’ representatives to administer such underwritten offering or the agents for such agented offering, subject to the consent of the applicable Members and their counsel, which consent shall not be unreasonably withheld.
ARTICLE II
TA K EDOWN PROCEDURES
2.1
Subject to approval

by the Special

Committee under Article I of this Exhibit A to effect

the
Takedown

of

any

Common

Shares

and

subject

to

Section 2.2

of

this

Exhibit A,

the

Company

shall,

as
expeditiously as practicable:
(a)

Prepare and file with the

SEC such amendments and supplements

to the Resale Shelf
Registration Statement

and the

prospectus used

in connection

with such

registration statement

as may

be
necessary to comply

with the provisions

of the Securities Act, the

Exchange Act and rules and regulations
thereunder

with

respect

to

the

disposition

of

all

securities

covered

by

such

registration

statement

in
accordance with the method of disposition set

forth in such registration statement.

If the registration is for
an underwritten offering, the Company

shall amend the registration statement or

supplement the prospectus
whenever reasonably required

by the terms

of the underwriting

agreement.

Subject to Rule 415

under the
Securities Act, the Company shall amend the registration

statement or supplement the prospectus so

that it
will remain current

and in compliance

with the requirements

of the Securities Act

for such period

as shall
be approved

by the

Special Committee.

If any

event or

development occurs

as a

result of

which a

registration
statement or prospectus contains a misstatement

of a material fact or omits to

state a material fact required
to be stated

therein or necessary

to make the

statements therein not

misleading, the Company

shall promptly
notify

the

applicable

Members

and

their

counsel,

amend

the

registration

statement

or

supplement

the
prospectus so that

each will thereafter

comply with the

Securities

Act and furnish

to such Members

and their
counsel such amended or supplemented prospectus

for use in the offer and sale

of Common Shares covered
by such registration statement.

Pending such amendment or

supplement, such Members shall

cease making
offers and sales of Common Shares pursuant to the prior prospectus.

In the event that any Common Shares
included

in

a

registration

statement

remain

unsold

following

all

Takedowns

approved

by

the

Special
Committee, the Company may file a post-effective amendment to the registration statement for the purpose
of removing such securities from registered status.
(b)

Furnish to the

applicable Members and

their counsel such

numbers of copies

of the
registration statement,

any pre-effective

or post-effective

amendment thereto,

the prospectus,

including each
preliminary prospectus

and any

amendments or

supplements thereto,

in each

case in

conformity with

the
requirements

of

the

Securities Act

and

the

rules

thereunder,

and

such

other

related

documents

as

such
Members and their counsel may reasonably request in order to facilitate the disposition of Common Shares owned by such Members.
(c)

To

the

extent

necessary,

use

the

Company’s

commercially

reasonable

efforts

(i) to
register and qualify the Common Shares covered by such registration statement under such other securities or Blue Sky

laws of such

states or U.S.

jurisdictions as shall

be reasonably requested

by the underwriters’
representative or agent (as applicable,

or if inapplicable, the applicable

Members and their counsel), (ii) to
keep such registration or qualification in

effect for so long as such registration

statement remains in effect,
and (iii) to

obtain the

withdrawal of

any order

suspending the

effectiveness of

a registration

statement, or
the lifting of

any suspension of

the qualification (or

exemption from qualification)

of the offer

and sale of
any of

such Common

Shares in

any jurisdiction,

at the

earliest possible

moment; provided,

however, that
the Company shall

not be required

in connection therewith

or as a

condition thereto to

qualify to do

business
or to file a general consent to service of process in any such states or jurisdictions.
(d)

In

the

event

of

any

underwritten

or

agented

offering,

enter

into

and

perform

the
Company’s

obligations

under

an

underwriting

or

agency

agreement

(including

indemnification

and
contribution

obligations

of

underwriters

or

agents),

in

usual

and

customary

form,

with

the

managing
underwriter or underwriters of or

agents for such offering, and

(i) make such representations and warranties
to the underwriters’

representative or agent

with respect to

the business of

the Company and

its subsidiaries,
the registration statement or prospectus,

in each case, in form,

substance and scope as are

customarily made
by

issuers

to

underwriters

in

underwritten

offerings

and

confirm

the

same

if

and

when

requested

and
(ii) deliver

such

documents

and

certificates

as

may

be

reasonably

requested

by

the

applicable

Members,
their

counsel,

the

underwriters’ representative

or

agent,

if

any,

to

evidence

the

continued

validity

of

the
representations and

warranties of

the Company

and its

subsidiaries made

pursuant to

clause (i) above

and
to evidence compliance with any customary

conditions contained in the underwriting agreement

or similar
agreement

entered

into

by

the

Company.

The

foregoing

actions

shall

be

taken

in

connection

with

each
closing

under

such

underwriting

or

similar

agreement

as

and

to

the

extent

required

thereunder.

The
Company

shall

also

cooperate

with

the

applicable

Members

and

their

counsel

and

the

underwriters’
representative

or

agent

for

such

offering

in

the

marketing

of

the

Common

Shares,

including

making
available,

on

a

commercially

reasonable

basis,

the

Company’s

officers,

accountants,

counsel,

premises,
books and

records for

such purpose,

but the

Company shall

not be

required to

incur any

material out-of-
pocket expense pursuant to this sentence.
(e)

In the event

of any underwritten

or agented offering,

the Company and

members of
its management

(which shall

include the

Chief Executive

Officer and

the Chief

Financial Officer

or such
other

members

of

its

management

acceptable

to

the

underwriters’ representative

or

agent,

if

any)

shall
participate in roadshows and other

similar selling efforts as the

underwriters’

representative or agent, if any,
shall reasonably deem

to be necessary;

provided, however, the

Company and members

of its management
shall not

be obligated

to participate

in more

than a

total of

two roadshows

or other

similar selling

efforts
with respect to the Subject Shares.
(f)

Promptly notify

the applicable

Members and

their counsel

of any

stop order

issued
or threatened

to be

issued by

the SEC

in connection

therewith (and

take commercially

reasonable actions
required to prevent the entry of such stop order or to remove it if entered).
(g)

Make

generally

available

to

the

Company’s

security

holders

copies

of

all

periodic
reports, proxy statements, and other

information referred to in Section 6.1

below, and an earnings statement
satisfying the provisions

of Section 11(a) of

the Securities

Act no later

than 90 days following

the end of

the
12-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.
(h)

Make

available

for

inspection

by

the

applicable

Members

and

their

counsel,

any
underwriter participating in such

offering and the representatives

of such Members and

the underwriter (but
not

more

than

one

firm

of

counsel

to

each),

all

financial

and

other

information

as

shall

be

reasonably
requested

by

them,

and

provide

such

Members

and

their

counsel,

any

underwriter

participating

in

such
offering and the representatives thereof the opportunity, on a commercially reasonable basis, to discuss the

business

affairs

of the

Company

with

appropriate

officers and

independent

public accountants

who have
certified

the

audited

financial

statements

included

in

such

registration

statement,

in

each

case

all

as
necessary to

enable them

to exercise

their due

diligence responsibility

under the

Securities Act; provided,
however, that any records, information or documents that are designated by the

Company as confidential at
the time

of delivery

of such

records, information

or documents

shall be

kept confidential by

such persons
unless (i) such records, information

or documents are in

the public domain or

otherwise publicly available
(other than by

reason of breach

of this confidentiality

provision), (ii) disclosure of

such records, information
or documents

is required

by court

or administrative

order or

is necessary

to respond

to inquiries

of regulatory
authorities,

or

(iii) disclosure

of

such

records,

information

or

documents,

in

the

reasonable

opinion

of
counsel to such

person, is otherwise

required by law

or regulation (including,

without limitation, pursuant
to the requirements of

the Securities

Act or regulations promulgated

thereunder); provided, however, that

in
the case of

clauses (ii) and (iii) of

this Section 2.1(h), prior

to making such

disclosure, such Members

and
their

counsel

shall

consult

with

the

Company

and

its

counsel

as

to

the

necessity

of

such

disclosure,

the
timing

and

content

of

such

disclosure

and

the

nature

and

wording

of

such

disclosure

and

shall

use

its
reasonable

best

efforts

to

obtain,

at

the

Company’s

expense,

confidential

treatment

of

such

records,
information or documents,

or portions thereof.

Also, to the

extent possible, the

Company shall be

given a
reasonable opportunity

to intervene

with the

appropriate authorities

in order

to prevent

disclosure of

such
records, information or documents, or portions thereof.
(i)

Use the

Company’s commercially

reasonable efforts

to obtain

a so-called

“comfort
letter” from its independent public accountants, and legal opinions of counsel to the Company addressed to the applicable Members, or the underwriters’ representative or agent, as applicable, in customary form and covering such matters of

the type customarily covered

by such letters, and

in a form that

shall be reasonably
satisfactory to such

Members and their

counsel or the

underwriters’ representative or agent, as

applicable.

The Company

shall furnish

to such

Members and

their counsel

a signed

counterpart of

any such

comfort
letter

or

legal

opinion.

Delivery

of

any

such

opinion

or

comfort

letter

shall

be

subject

to

the

recipient
furnishing

such

written

representations

or

acknowledgements

as

are

customarily

provided

by

sellers

of
securities who receive such comfort letters or opinions.
(j)

Take such other actions as are commercially

reasonably required in order to expedite
or facilitate the effectiveness of the Takedown of the Subject Shares approved by the Special Committee.
2.2

Grace Periods
(a)

Notwithstanding

anything

to

the

contrary

in

the

Agreement

(including

in

this
Exhibit A):
(i)

the Company shall be entitled to postpone the

filing or effectiveness of, or, at
any time after a

Resale Shelf Registration Statement has

been declared effective by the

SEC,
suspend

the

use

of,

a

Resale

Shelf

Registration

Statement

(including

the

Resale

Shelf
Prospectus

Supplement

included

therein)

if

in

the

good

faith

judgment

of

the

Special
Committee,

such

registration,

offering

or

use

could

reasonably

be

expected

to

materially
affect

the

Company

in

an

adverse

manner,

or

materially

interfere

with

any

significant
transaction

under

consideration

by

the

Company,

or

would

require

the

disclosure

of
information that has

not been, and

is not otherwise

required to be,

disclosed to the

public and
the

premature

disclosure

of

which

could

reasonably

be

expected

to

materially

affect

the
Company in an adverse manner; and
(ii)

at

any

time

after

a

Resale

Shelf

Registration

Statement

has

been

declared
effective

by

the

SEC,

the

Company

may

delay

the

disclosure

of

material

non-public
information concerning the

Company if the

disclosure of such

information at the

time would,

in

the

good

faith

judgment

of

the

Special

Committee,

adversely

affect

the

Company

(the
period of

a postponement

or suspension

as described

in Section 2.2(a)(i)

of this

Exhibit A
and/or a delay described

in this Section 2.2(a)(ii), a

“Grace Period”), but

only if neither the
Company nor any

Member has a

duty to disclose

such material

non-public information

under
applicable law.
(b)

The Company

shall promptly

(i) notify the

Members in

writing of

the existence

of
circumstances giving

rise to

a Grace

Period (provided,

however, that

the Company

shall not

disclose the
substance of

such circumstances,

including any

related material

non-public information,

to any

Member,
without the

express consent

of such

Member) or

the need

to file

a post-effective

amendment or

amended
Resale Shelf

Prospectus Supplement,

as applicable,

and the

date on

which such

Grace Period

will begin,
(ii) use

commercially

reasonable

efforts

to

terminate

a

Grace

Period

as

promptly

as

practicable

and
(iii) notify the Members in writing of the date on which the Grace Period ends.
(c)

The duration of any single Grace Period shall not exceed

90 days, and the aggregate
duration of all Grace Periods in total shall

not exceed 120 days.

For purposes of determining the length of
a Grace Period, the Grace Period shall be

deemed to begin on and include the date

the Members receive the
notice referred to

in clause (i)

of Section 2.2(b)

of this

Exhibit A and shall end

on and

include the

later of
(i) the date the Members receive the notice referred to in clause (iii) of Section 2.2(b) of this Exhibit A and
(ii) the date referred to in such notice.
ARTICLE III
MEM B ERS’ O B LIGATIONS
3.1
It shall

be a

condition precedent

to the

obligations of

the Company

to take

any action

pursuant
to this Agreement with respect to the Subject Shares of a Member that such Member shall:
(a)

Furnish

to

the

Company

such

information

regarding

such

Member,

the

number

of
Common

Shares

beneficially

owned

by

such

Member

(within

the

meaning

of

the

Rule 13d-3

under

the
Exchange

Act), and

the intended

method of

disposition of

such Member’s

Subject Shares

as shall

be required
to effect the registration and Takedown of his or her Subject Shares, and to cooperate with the Company in preparing such registration and Takedown; and
(b)

Agree

to

sell

Common

Shares

to

the

underwriters

at

the

price

and

on

terms

and
conditions, including the payment

of commissions, fees, costs

and expenses, set forth

in, and to execute,

the
underwriting agreement agreed to by such Member and the Company.
(c)

The

Members

shall

agree

to

a

standstill

agreement

to

the

extent

requested

by

the
Special Committee in connection with any Takedown.
ARTICLE IV
EXPENSES OF REGISTRATION
4.1
The Members participating in a Takedown, on the one hand, and the Company, on the other
hand, shall

each bear

and pay

50% of

all expenses

incurred in

connection with

any registration,

filing, or
qualification of

Common Shares

with respect

to any

Resale Shelf

Registration Statement

(excluding any
underwriting

discounts

and

selling

commissions

and

all

legal

fees

and

expenses

of

legal

counsel

for

the
applicable Members), including

all registration, filing

and National Association of Securities

Dealers, Inc.
fees, all rating agency fees,

stock exchange listing fees, all

fees and expenses of complying

with securities
or blue

sky laws

(including fees

and expenses

of underwriters

counsel), all

word processing,

duplicating
and

printing

expenses,

messenger

and

delivery

expenses,

the

fees

and

disbursements

of

counsel

for

the
Company, and of

the Company’s independent

registered public accountants,

including the

expenses of “cold

comfort” letters required

by or incident

to such performance and

compliance (the “Registration Expenses”);
provided, however, that

if the Company

participates as an

issuer or seller

in any

Takedown, it will

pay 100%
of such costs

(excluding any underwriting

discounts and selling

commissions or any

legal fees and

expenses
of legal counsel for the applicable Members) and will pay its respective underwriting discounts and selling commissions.

The Members participating in the Takedown will pay the fees to be paid by the Members on a pro rata basis based on the number of shares being sold.
ARTICLE V
INDEMNIFICATION; CONTRI B UTION
5.1 If any Common Shares are included in a registration statement under this Exhibit A:
(a)

To

the

extent

permitted

by

applicable

law,

the

Company

shall

indemnify

and

hold
harmless each Member, such party’s heirs

(if applicable), successors and permitted assigns,

against any and
all

losses,

claims,

damages,

liabilities

and

reasonable

expenses

(joint

or

several),

including

reasonable
attorneys’ fees

and

disbursements

and

expenses

of

investigation,

incurred

by

such

party

pursuant

to

any
actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing persons may become subject

under the

Securities Act, the

Exchange Act or

other federal

or state

laws, insofar

as such
losses,

claims,

damages,

liabilities

and

reasonable

expenses

arise

out

of

or

are

based

upon

any

of

the
following statements, omissions or violations (collectively a “Violation”):
(i)

Any untrue statement or alleged untrue

statement of a material fact contained
in

such

registration

statement,

including

any

preliminary

prospectus

or

final

prospectus
contained therein, or any amendments or supplements thereto;
(ii)

The omission

or alleged

omission to

state therein

a material

fact required

to
be stated therein, or necessary to make the statements therein not misleading; or
(iii)

Any violation or alleged violation by

the Company of the Securities Act,

the
Exchange Act,

any applicable

state securities

law or

any rule

or regulation

promulgated under
the Securities Act, the Exchange Act or any applicable state securities law;
provided, however, that the indemnification required by this

Section 5.1 shall not apply to amounts paid in
settlement of

any such

loss, claim,

damage, liability

or expense

if such

settlement is

effected without

the
consent of the

Company, nor shall the

Company be liable in

any such case

for any such

loss, claim, damage,
liability or expense to

the extent that

it arises out of

or is based upon

a Violation that occurs

in reliance upon
and in

conformity with

written information

furnished to

the Company

by the

indemnified party

expressly
for use in connection

with such registration;

provided further that

the indemnity agreement

contained in this
Section 5.1 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an
untrue statement or alleged

untrue statement of a

material fact, or an

omission or alleged omission to

state
a material fact, contained in or omitted

from any preliminary prospectus if the final

prospectus shall correct
such untrue statement or alleged untrue statement, or

such omission or alleged omission, and a copy of

the
final prospectus

has not

been sent

or given

to such

person at

or prior

to the

confirmation of

sale to

such
person if such underwriter was under

an obligation to deliver such final

prospectus and failed to do so.

The
Company shall also

indemnify underwriters,

selling brokers,

dealer managers

and similar

securities industry
professionals participating

in the

distribution, their

officers, directors,

agents and

employees and

each person
who

controls

such

persons

(within

the

meaning

of

Section 15

of

the

Securities Act

or

Section 20

of

the
Exchange Act) to the same extent as provided above with respect to the indemnification of the Members.
(b)

To

the

extent

permitted by

applicable

law,

each

Member

shall indemnify

and

hold
harmless

the

Company,

each

of

its

directors,

each

of

its

officers

who

shall

have

signed

the

registration
statement, each person, if any, who controls the Company within the meaning of the Securities

Act, against

any

and

all

losses,

claims,

damages,

liabilities

and

reasonable

expenses

(joint

and

several),

including
reasonable attorneys’

fees and disbursements

and expenses of

investigation, incurred by

such party pursuant
to any actual

or threatened action,

suit, proceeding or

investigation, or to

which any of

the foregoing

persons
may otherwise

become subject

under the

Securities Act, the

Exchange Act or

other federal

or state

laws,
insofar as

such losses,

claims, damages, liabilities

and reasonable

expenses arise

out of or

are based upon
any Violation by such Member,

in each case to the

extent (and only to the

extent) that such Violation

occurs
in

reliance

upon

and

in

conformity

with

written

information

furnished

by

such

Member

or

such

party’s
counsel expressly for use in connection with such registration; provided, however, that the indemnification required by

this Section 5.1(b)

shall not

apply to

amounts paid

in settlement

of any

such loss,

claim, damage,
liability or expense if settlement is effected without the consent of the such Member.
(c)

Promptly after receipt by an indemnified party under

this Section 5.1 of notice of the
commencement of

any action,

suit, proceeding,

investigation or

threat thereof

made in

writing for

which
such indemnified party may

make a claim under

this Section 5.1, such indemnified

party shall deliver to

the
indemnifying party a

written notice of

the commencement thereof

and the indemnifying

party shall have

the
right

to

participate

in,

and,

to

the

extent

the

indemnifying

party

so

desires,

jointly

with

any

other
indemnifying party

similarly noticed,

to assume

the defense

thereof with

counsel mutually

satisfactory to
the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with
the

fees

and

disbursements

and

expenses

to

be

paid

by

the

indemnifying

party,

if

representation

of

such
indemnified party by

the counsel retained

by the indemnifying

party would be

inappropriate due to

actual
or

potential

differing

interests

between

such

indemnified

party

and

any

other

party

represented

by

such
counsel

in

such

proceeding.

The

failure

to

deliver

written

notice

to

the

indemnifying

party

within

a
reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.1 but

shall

not

relieve

the

indemnifying

party

of

any

liability

that

it

may

have

to

any

indemnified

party
otherwise

than

pursuant

to

this

Section 5.1.

Any

fees

and

expenses

incurred

by

the

indemnified

party
(including

any

fees

and

expenses

incurred

in

connection

with

investigating

or

preparing

to

defend

such
action or

proceeding) shall

be paid

to the

indemnified party,

as incurred,

within 30 days

of written

notice
thereof to

the indemnifying

party; provided,

however, that

such notice

is accompanied

by an

appropriate
undertaking to reimburse the

indemnifying party if it

is ultimately determined that

an indemnified party is
not

entitled

to

indemnification

hereunder.

Any

such

indemnified

party

shall

have

the

right

to

employ
separate counsel

in any

such action,

claim or

proceeding and

to participate

in the

defense thereof,

but the
fees

and

expenses

of

such

counsel

shall

be

the

expenses

of

such

indemnified

party

unless

(i) the
indemnifying party has agreed

to pay such fees

and expenses or (ii) the

indemnifying party shall have

failed
to promptly

assume the

defense of

such action,

claim or

proceeding or

(iii) the named

parties to

any such
action, claim or proceeding (including

any impleaded parties) include both

such indemnified party and the
indemnifying party, and

such indemnified party

shall have been

advised by counsel

that there may

be one
or

more

legal

defenses

available

to

it

that

are

different

from

or

in

addition

to

those

available

to

the
indemnifying

party

and

that

the

assertion

of

such

defenses

would

create

a

conflict

of

interest

such

that
counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if

such indemnified

party notifies

the indemnifying

party in

writing that

it elects

to employ

separate
counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense

of such

action, claim

or proceeding

on behalf

of such

indemnified party,

it being

understood,
however, that the indemnifying party

shall not, in connection

with any one such action,

claim or proceeding
or separate but

substantially similar or

related actions, claims

or proceedings in

the same jurisdiction

arising
out of the same general allegations

or circumstances, be liable for

the reasonable fees and expenses

of more
than

one

separate

firm

of

attorneys

(together

with

appropriate

local

counsel)

at

any

time

for

all

such
indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may
exist between such indemnified party and

any other of such indemnified parties with

respect to such action,
claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel

or counsels).

No indemnifying party shall

be liable to an

indemnified party for

any settlement

of any

action, proceeding

or claim

without the

written consent

of the

indemnifying party,
which consent shall not be unreasonably withheld.
(d)

If

the

indemnification

required

by

this

Section 5.1

from

the

indemnifying

party

is
unavailable

to

an

indemnified

party

hereunder

in

respect

of

any

losses,

claims,

damages,

liabilities

or
expenses referred to in this Section 5.1:
(i)

The indemnifying party, in lieu

of indemnifying such

indemnified party, shall
contribute to the

amount paid or

payable by such

indemnified party as

a result of

such losses,
claims,

damages,

liabilities

or

expenses

in

such

proportion

as

is

appropriate

to

reflect

the
relative fault

of the

indemnifying party

and indemnified

parties in

connection with

the actions
that

resulted

in

such

losses,

claims,

damages,

liabilities

or

expenses,

as

well

as

any

other
relevant

equitable

considerations.

The

relative

fault

of

such

indemnifying

party

and
indemnified parties

shall

be

determined

by

reference

to,

among other

things,

whether

any
Violation

has been committed

by,

or relates to

information supplied by,

such indemnifying
party

or

indemnified

parties,

and

the

parties’

relative

intent,

knowledge,

access

to
information

and

opportunity

to

correct

or

prevent

such

Violation.

The

amount

paid

or
payable by a party

as a result of

the losses, claims, damages,

liabilities and expenses referred
to above

shall be

deemed to

include, subject

to the

limitations set

forth in

this Section 5.1,
any legal or other fees

or expenses reasonably incurred by

such party in connection with

any
investigation or proceeding.
(ii)

The parties hereto agree that it

would not be just and

equitable if contribution
pursuant to this

Section 5.1 were determined

by pro rata

allocation or

by any other

method
of allocation

that does

not take

into account

the equitable

considerations referred

to in

this
Section 5.1.

No

person

guilty

of

fraudulent

misrepresentation

(within

the

meaning

of
Section 11(f) of the

Securities Act)

shall be

entitled to

contribution from any

person who

was
not guilty of such fraudulent misrepresentation.
(e)

If indemnification is

available under this

Section 5.1, the indemnifying

parties shall
indemnify each

indemnified party

to the

full extent

provided in

this Section 5.1

without regard

to the

relative
fault of such

indemnifying party or indemnified

party or any

other equitable consideration

referred to in

this
Section 5.1.
(f)

The obligations

of the

Company and

the Members

under this

Section 5.1 shall

survive
the completion

of any

offering of

Common Shares

pursuant to

a registration

statement under

this

Agreement,
and otherwise.
ARTICLE VI
OTHER COVENANTS OF THE COMPANY
6.1 The Company hereby agrees and covenants as follows:
(a)

The Company

shall file as

and when

applicable, on a

timely basis, all

reports required
to be filed by it under the Exchange Act.
(b)

The Company shall

not, directly or

indirectly, (i) enter into

any merger, consolidation
or reorganization in which the Company shall

not be the surviving corporation or (ii) sell

or agree to sell all
or substantially all the Company’s

assets, unless prior to such

merger, consolidation, reorganization or asset
sale,

the

surviving

corporation or

the transferee,

respectively,

shall

have agreed

in

writing

to

assume the
obligations of

the Company

under this Agreement, with

respect to

any securities

that the

Members would

be

entitled

to

receive

in

exchange

for

Common

Shares

pursuant

to

any

such

merger,

consolidation

or
reorganization.
[Remainder of Page Intentionally Left Blank]

FORM OF
RESTATED CHARTER
(Please see Exhibit 99.2 to Cal-Maine Foods, Inc.’s Current Report on Form 8-K filed on February 25,
2025)

OMITTED

FORM OF
RESTATED BYLAWS
(Please see Exhibit 99.3 to Cal-Maine Foods, Inc.’s Current Report on Form 8-K filed on February 25,
2025)

FORM OF
DAUGHTERS’ LLC

AMENDMENT

(See attached.)

DLNL, LLC
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY
OPERATING AGREEMENT
Dated as of February 25, 2025

TABLE OF CONTENTS
Recitals .......................................................................................................................................

1
Article I Defined Terms ............................................................................................................

2
1.1

Defined Terms .....................................................................................................

2
1.2

Interpretation .......................................................................................................

5
Article II Organization .............................................................................................................

5
2.1

Formation ............................................................................................................

5
2.2

Name ...................................................................................................................

6
2.3

Principal Office ...................................................................................................

6
2.4

Registered Office; Registered Agent

...................................................................

6
2.5

Purpose; Powers ..................................................................................................

6
2.6

Term ....................................................................................................................

6
2.7

Tax Status of the LLC .........................................................................................

7
2.8

No State Law Partnership

....................................................................................

7
Article III Units .........................................................................................................................

7
3.1

Units Generally

....................................................................................................

7
3.2

Authorization and Issuance of Class A Units

......................................................

8
3.3

Authorization and Issuance of Common Units ...................................................

8
3.4

Certificates Representing Units

...........................................................................

8
Article IV Members

...................................................................................................................

8
4.1

Admission of New Members

...............................................................................

8
4.2

No Personal Liability

...........................................................................................

8
4.3

No Withdrawal ....................................................................................................

9
4.4

Death ...................................................................................................................

9
4.5

Voting ..................................................................................................................

9
Article V Contribution of Company Shares ...........................................................................

9
5.1

Shares to be Contributed to LLC

.........................................................................

9
5.2

Contribution of Shares

.........................................................................................

10
5.3

Inspection, Disclosure and Public Filing of the Agreement

................................

10
Article VI Membership Certificates ........................................................................................

11
6.1

Issuance of Membership Certificates ..................................................................

11
6.2

Form of Certificates

.............................................................................................

11
6.3

Replacement of Certificates ................................................................................

11

6.4

Membership Interest Register .............................................................................

11
6.5

Record Date

.........................................................................................................

11
Article VII Redemption or Conversion of Shares ..................................................................

11
7.1

No Redemption of Class A Shares

......................................................................

11
7.2

Conversion

...........................................................................................................

12
7.3

Redemption of Common Shares

..........................................................................

12
7.4

Transfers of Shares

..............................................................................................

13
Article VIII Transfers of Membership Interests ....................................................................

13
8.1

Permissible Transfers; Restrictions on Transfer ................................................. 13
8.2

Transfers

..............................................................................................................

13
8.3

Transferees Bound by Agreement

.......................................................................

13
8.4

Other Requirements for Transfers

.......................................................................

14
Article IX Dividends and Certain Changes to Stock

..............................................................

14
9.1

LLC to Distribute Cash Dividends

......................................................................

14
9.2

Distributions other than Cash

..............................................................................

14
9.3

No Distributions in Violation of Law

..................................................................

15
9.4

Certain Changes to Class A Shares or Common Shares .....................................

15
Article X Capital Contributions; Capital Accounts

...............................................................

15
10.1

Initial Capital Contributions

................................................................................

15
10.2

Additional Capital Contributions ........................................................................

16
10.3

Maintenance of Capital Accounts .......................................................................

16
10.4

Succession Upon Transfer

...................................................................................

16
10.5

Treasury Regulations

...........................................................................................

16
Article XI Allocations

................................................................................................................

16
11.1

Allocation of Net Income and Net Loss

..............................................................

16
11.2

Tax Allocations ...................................................................................................

16
Article XII Management of LLC; Voting

and Other Rights and Powers of Members

......

17
12.1

Management of the LLC .....................................................................................

17
12.2

Managing Member Rights and Powers ...............................................................

17
12.3

Contributed Shares to be Voted

as a Unit ...........................................................

17
12.4

Failure to Achieve a Majority if there is more than one Managing Member

......

18
12.5

Certain Transactions Require Joint Consent of Managing Member and Non-Managing
Members

..............................................................................................................

18
12.6

Powers of LLC ....................................................................................................

19

12.7

Sale or Conversion of Contributed Shares by Managing Member .....................

20
12.8

Meetings and Procedures

.....................................................................................

20
12.9

Voting

by Managing Members if there are more than one Managing Member

..

20
12.10

Status of Managing Members

..............................................................................

20
12.11

Removal of Managing Member ..........................................................................

21
12.12

Resignation of Managing Members ....................................................................

21
12.13

Costs and Expenses .............................................................................................

21
12.14

Other Relationships Between Managing Member and Company

.......................

21
12.15

Compensation of Managing Member

..................................................................

21
12.16

Responsibility of Managing Member

..................................................................

21
12.17

Reliance by Managing Member ..........................................................................

22
12.18

Legal Compliance by Managing Member

...........................................................

22
Article XIII Exculpation and Indemnification .......................................................................

22
13.1

Exculpation; Indemnification of Members

..........................................................

22
Article XIV Records, Accounting and Tax

Matters

...............................................................

24
14.1

Records Required by the Delaware Act ..............................................................

24
14.2

Book and Records ...............................................................................................

24
14.3

Accounting Methods; Fiscal Year .......................................................................

24
14.4

LLC Funds

...........................................................................................................

24
14.5

Tax Matters Member ...........................................................................................

24
Article XV Dissolution and Liquidation

..................................................................................

25
15.1

Events of Dissolution ..........................................................................................

25
15.2

Effectiveness of Dissolution

................................................................................

25
15.3

Liquidation ..........................................................................................................

25
15.4

Cancellation of Certificate of Formation

.............................................................

26
Article XVI Representations and Warranties of Members

...................................................

26
16.1

Representations and Warranties ..........................................................................

26
Article XVII Covenants ............................................................................................................

27
17.1

Confidentiality

.....................................................................................................

27
Article XVIII General Provisions ............................................................................................

27
18.1

Successors and Assigns

.......................................................................................

27
18.2

Notices

.................................................................................................................

27
18.3

Amendment of Agreement

..................................................................................

28
18.4

Costs and Expenses .............................................................................................

28

18.5

Severability of Provisions ...................................................................................

28
18.6

Controlling Law; Submission to Jurisdiction; Specific Performance .................

28
18.7

Construction of Agreement .................................................................................

29
18.8

Multiple Counterparts

..........................................................................................

29
18.9

Entire Agreement ................................................................................................

29
18.10

No Third-party Beneficiaries

...............................................................................

29

Amended and Restated
Limited Liability Company Operating Agreement

dated as of February 25, 2025
This

AMENDED

AND

RESTATED

LIMITED

LIABILITY

COMPANY

OPERATING
AGREEMENT (the

“Agreement”) is

made as

of February 25, 2025

(the “Restatement

Date”), by

and among
DLNL, LLC (the

“LLC”), Adolphus B.

Baker, as the initial Managing

Member (“Managing Member”),

and
the Non-Managing

Members (“Non-Managing

Members”) identified

on the

signature pages

hereto (such
persons, together with

any Persons who become

members of the

LLC in accordance

with this Agreement,
the “Members”).
RECITALS
WHEREAS,

the

LLC

has

been

formed

to

invest

in

shares

of

Class A

Common

Stock,

par

value
$0.01 per

share (“Class A

Shares”), and

shares of

Common Stock,

par value

$0.01 per

share (“Common
Shares”), of Cal-Maine Foods, Inc., a Delaware corporation (the “Company”);
WHEREAS, effective

as of

July 20, 2018, the

initial owners

of Membership

Interests entered

into
the Limited Liability Company Operating Agreement for the LLC (the “Existing Operating Agreement”);
WHEREAS, the

Company’s capital stock

consists of:

(i) Common Shares,

which are

publicly traded
on

the

NASDAQ

under

the

symbol

“CALM,”

and

(ii) Class A

Shares,

which

are

privately

held

and

not
publicly traded, but are

convertible on a share-for-share basis

into Common Shares at

any time at the

option
of the holder thereof;
WHEREAS, the

Common Shares

have one

vote per

share and

Class A Shares

have ten

votes per
share on

all matters

on which

such shares

are entitled

to vote

and certain

other differences,

but otherwise
have substantially similar rights, powers and privileges;
WHEREAS, each of the Members, including

Adolphus B. Baker, is

an Immediate Family Member
or

Permitted

Transferee

(in

each

case,

as

defined

in

the

Company’s

Second

Amended

and

Restated
Certificate of Incorporation, as amended from time to time (the “Restated Charter”));
WHEREAS, the LLC is also a Permitted Transferee;
WHEREAS, the LLC currently owns Common Shares, as well

as 100% of the outstanding Class
A
Shares;
WHEREAS,

the

Class A

Shares

currently

represent

over

50%

of

the

total

voting

power

of

the
outstanding

shares

of

the

Company

in

the

election

of

directors

and

matters

other

than

the

election

of
directors;
WHEREAS,

the

Members

(and/or

their

respective

predecessors-in-interest)

formed

the

LLC

and
entered into the Existing

Operating Agreement to permit

the Immediate Family and

Permitted Transferees
to continue to own and retain, directly or indirectly, Class A Shares to maintain control of the Company,

in
order to provide for the long-term, stable and consistent ownership and governance of the Company;
WHEREAS, in furtherance of such

purpose, the Existing Operating Agreement

conferred upon the
Managing Member the right to vote and to act with respect to the Class A Shares and Common Shares that they (and/or their respective predecessors-in-interest) have contributed to the

LLC, subject to the terms and
conditions of this Agreement;

WHEREAS, contemporaneously with the execution of

this Agreement, the LLC, the Members

and
the Company have entered

into that certain Agreement

Regarding Conversion dated as

of the Restatement
Date, pursuant

to which

the Company

has agreed

to take

certain corporate

actions to

address the

fact that
the LLC and the Members have expressed

a potential interest in monetizing all or

a portion of the Common
Shares owned

by the

LLC and

the Common

Shares underlying

the Class A

Shares owned

by the

LLC, which
corporate actions

include (a) amending

and restating

the Restated

Charter,

(b) amending and

restating the
Company’s Bylaws,

and (c) effective upon the conversion

by the LLC of all Class A Shares

into Common
Shares, granting

the LLC

and the

Members certain

rights to

cause the

sale or

transfer of

Common Shares
owned by

the LLC

or such

Members to

be registered

under the

Securities Act,

in each

case, on

the terms
and subject

to the

conditions set

forth therein

(as amended

from time

to time,

the “Agreement

Regarding
Conversion”);
WHEREAS, the Board of

Directors of the Company

(taking into account the

recommendation of a
Special Committee of the Board

of Directors, consisting solely of

independent directors) has approved the
Company’s

execution and performance

by the Company

of the Agreement

Regarding Conversion and

the
actions and transactions contemplated thereby; and
WHEREAS, in

consideration of

the foregoing

and in

order to

facilitate the

conversion of

Class
A
Shares contemplated

by the

Agreement Regarding

Conversion, the

LLC and

the Members

hereby amend
and restate the

Existing Operating Agreement,

in accordance with

the Delaware Limited

Liability Company
Act, as follows:
ARTICLE I
DEFINED TERMS
1.1

Defined Terms.
“Agreement Regarding Conversion” has the meaning set forth in the Recitals.
“Applicable

Law”

means

all

applicable

provisions

of

(a) constitutions,

treaties,

statutes,

laws
(including the common

law), rules, regulations,

decrees, ordinances, codes,

proclamations, declarations or
orders of any Governmental Authority; (b) any

consents or approvals of any Governmental

Authority; and
(c) any orders, decisions, advisory or interpretative

opinions, injunctions, judgments, awards, decrees of,

or
agreements with, any Governmental Authority.
“Business” has the meaning set forth in Section 2.5(a).
“Capital Account” has the meaning set forth in Section 10.3.
“Capital Contribution” means,

for any Member,

the total amount

of cash and

cash equivalents and
the value of any property contributed to the LLC by such Member.
“Class A Shares” means Class A Common Stock, par value $0.01 per share, of the Company.
“Class A Unit”

means a

Unit representing

a fractional

part of

the Membership

Interests issued

by
the LLC in exchange for one Class A Share.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Shares” means Common Stock, par value $0.01 per share, of the Company.

“Common Unit” means a

Unit representing a fractional

part of the Membership

Interests issued by
the LLC

in exchange

for one

Common Share

or in

connection with

the conversion

of Class

A Shares

in
accordance with Section 7.2.
“Company” means Cal-Maine Foods, Inc., a Delaware corporation.
“Contributed Shares” has the meaning set forth in Section 5.1.
“Daughters’

Revocable

Trust”

means

the

Fred

R.

Adams,

Jr.

Daughters’

Trust

formed

under
agreement dated July 20, 2018, of which

Adolphus B. Baker and Jean

Reed Adams serve as co-trustees

and
Fred

R.

Adams,

Jr.

is

the

lifetime

beneficiary,

and

of

which

his

four

daughters

are

remainderman
beneficiaries.
“Delaware Act”

means the

Delaware Limited

Liability

Company Act,

Title 6,

Chapter 18,

§§ 18-
101,

et seq.
, and any successor statute, as it may be amended from time to time.
“Effective Date” has the meaning set forth in Section 5.2(a).
“Existing Operating Agreement” has the meaning set forth in the Recitals.
“Governmental

Authority”

means

any

federal,

state,

local

or

foreign

government

or

political
subdivision thereof,

or any

agency or

instrumentality of

such government

or political

subdivision, or

any
self-regulated organization or

other non-governmental regulatory

authority or quasi-governmental

authority
(to the extent

that the rules,

regulations or orders

of such organization

or authority have

the force of

law),
or any arbitrator, court or tribunal of competent jurisdiction.
“Immediate Family Member” has the meaning set forth in the Recitals.
“Initial Dissolution Date” has the meaning set forth in Section 2.6(a).
“Joinder” means the Joinder agreement in form and substance attached hereto as Exhibit C.
“Joinder

of Managing

Member”

means the

Joinder of

Managing Member

agreement in

form

and
substance attached hereto as Exhibit D.
“Managing

Member”

means,

initially,

Adolphus

B.

Baker,

or

such

other

Member

as

may

be
designated or become a Managing Member pursuant to the terms of this Agreement.
“Member” means (a) each

Person identified on

Exhibit B as of

the date hereof

as a Member

and who
has executed this Agreement or a counterpart thereof; and (b) and each Person who is hereafter admitted as
a Member

in accordance

with the

terms of

this Agreement

and the

Delaware Act,

in each

case so

long as
such Person is shown

on the LLC’s books and records as

the owner of one

or more Units or

has entered into
an agreement

or commitment

to contribute

Class A Shares

and/or Common

Shares in

exchange or

one or
more Units.

The Members shall constitute the

“members” (as that term is

defined in the Delaware Act)

of
the LLC.
“Members Schedule” has the meaning set forth in Section 3.1.
“Membership

Certificate”

means

a

certificate

issued

by

the

LLC

to

a

Member

evidencing

Units
owned by such Member in accordance with Article VI of this Agreement.
“Membership Interest” means

an interest in

the LLC owned

by a Member, including

such Member’s
right (based on the type and

class of Unit or Units held

by such Member), as applicable, (a) to

a distributive

share

of net

income,

net losses

and other

items of

income, gain,

loss

and deduction

of the

LLC;

(b) to

a
distributive share of the

assets of the LLC;

(c) to vote on, consent

to or otherwise participate

in any decision
of the Members as provided in this Agreement; and (d) to any and all other benefits to which such Member
may

be

entitled

as

provided

in

this

Agreement

or

the

Delaware

Act.

The

Membership

Interest

of

each
Member shall be expressed as a

number of Class A Units or Common Units,

which Units shall be equal to
the number of Class A

Shares or Common Shares,

as applicable, that such

Member contributed in

exchange
for such Units,

taking into account

permitted conversions and

redemptions.

Exhibit F sets forth,

as of the
Restatement Date,

the number

of Class A

Units and

Common Units

held by

each Member,

together with
the number Class A Shares or Common Shares, as applicable, contributed by or on behalf of such Member in exchange for such Units.
“Non-Managing Member” means at any time each Member that is not the Managing Member.
“Permitted Transferee”

has the meaning set forth in the Recitals.
“Person”

means

an

individual,

corporation,

partnership,

joint

venture,

limited

liability

company,
Governmental Authority, unincorporated organization,

trust, association or other entity.
“Restated Charter” has the meaning set forth in the Recitals.
“Revocable

Trust”

means

the

Daughters’

Revocable

Trust

and

any

successor

to

the

Daughters’
Revocable Trust.
“Restatement Date” has the meaning set forth in the Preamble.
“ Securities Act ”

means the Securities

Act of 1933,

as amended, or

any successor federal

statute, and
the rules and regulations thereunder, which shall be in effect at the time.
“Tax Matters Member” has the meaning set forth in Section 14.6(a).
“Treasury

Regulations”

means

the

final

or

temporary

regulations

issued

by

the

United

States
Department of Treasury pursuant to its authority under the Code, and any successor regulations.
“Unit” means a unit representing a

fractional part of the Membership Interests

of the Members and
shall include all types

and classes of Units,

including the Class A Units

and the Common Units;

provided,
however, that

any type or

class of Unit

shall have the

privileges, preference, duties,

liabilities, obligations
and rights

set forth

in this

Agreement and

the Membership

Interests represented

by such

type or

class of
Unit shall be determined

in accordance with such

privileges, preference, duties,

liabilities, obligations and
rights.
1.2

Interpretation.

For

purposes

of

this

Agreement,

(a) the

words

“include,”

“includes”

and
“including”

shall

be

deemed

to

be

followed

by

the

words

“without

limitation”;

(b) the

word

“or”

is

not
exclusive; and (c) the

words “herein,” “hereof,”

“hereby,”

“hereto” and “hereunder”

refer to this

Agreement
as a whole.

The definitions given

for any defined

terms in this

Agreement shall apply

equally to both

the
singular and

plural forms

of the

terms defined.

Whenever the

context may

require, any

pronoun shall

include
the corresponding

masculine, feminine

and neuter

forms.

The headings

used herein

are for

convenience
only, are not

part of

the article,

section or

subsection to

which they

relate, and

are not

to be

used in

construing
the legal intent of this instrument.

Unless the context otherwise requires,

references herein:

(x) to Articles,
Sections, and Exhibits

mean the

Articles and Sections

of, and Exhibits

attached to, this

Agreement; (y) to
an

agreement,

instrument

or

other

document

means

such

agreement,

instrument

or

other

document

as
amended, supplemented

and modified

from time

to time

to the

extent permitted

by the

provisions thereof
and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated

thereunder.

This Agreement shall be construed without

regard to
any presumption or rule requiring

construction or interpretation against the

party drafting an instrument or
causing any

instrument to

be drafted.

The Exhibits

referred to

herein shall

be construed

with, and

as an
integral part of, this Agreement to the same extent as if they were set forth verbatim herein.
ARTICLE II
ORGANI
Z
ATION
2.1

Formation.
(a)

The LLC was

formed on or

prior to July 20, 2018,

pursuant to the

provisions of the
Delaware Act, upon the filing of the Certificate of Formation of the LLC with the Secretary

of State of the
State of Delaware.
(b)

This Agreement

shall constitute

the “limited

liability company

agreement” (as

that
term is used in

the Delaware Act) of the LLC.

The rights, powers, duties,

obligations and liabilities of

the
Members

shall

be

determined

pursuant

to

the

Delaware Act

and

this Agreement.

To

the

extent

that

the
rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement

than they would

be under the

Delaware

Act in the

absence of such

provision, this

Agreement
shall, to the extent permitted by the Delaware Act, control.
2.2

Name.

The name

of the

LLC is

“DLNL, LLC”

or such

other name

or names

as the

Managing
Member may from time

to time designate; provided,

however, that the name shall always

contain the words
“Limited

Liability

Company”

or

the

abbreviation

“L.L.C.”

or

the

designation

“LLC.”

The

Managing
Member shall give prompt notice to each of the Members of any change to the name of the LLC.
2.3

Principal

Office.

The

principal

office

of

the

LLC

is

located

at

c/o

Cal-Maine

Foods,
Inc., 1052 Highland Colony Pkwy, Suite

200, Ridgeland, MS 39157, or such other place as may from time to time be determined

by the Managing Member.

The Managing Member shall

give prompt notice of any
such change to each of the Members.
2.4

Registered Office; Registered Agent.
(a)

The

registered

office

of

the

LLC

shall

be

251 Little

Falls

Drive,

Wilmington,

DE
19808 or

such other

office (which

need not

be a

place of

business of

the LLC)

as the

Managing Member
may designate from time to time in the manner provided by the Delaware Act and

Applicable Law.
(b)

The registered agent for service of process on the

LLC in the State of Delaware shall
be Corporation Service Company or such other Person or Persons as the Managing Member may designate from time to time in the manner provided by the Delaware Act and

Applicable Law.
2.5

Purpose; Powers.
(a)

The

purpose

of

the

LLC

is

to

acquire,

vote

and

hold,

either

alone

or

with

other
Persons,

securities

of

the

Company,

to

convert

Class A

Shares

in

accordance

with

Section 7.2,

transfer
Common Shares in redemption of Common Units in accordance with Section 7.3 and to engage in any and all

activities

necessary

or

incidental

thereto

(the

“Business”).

The

LLC

shall

not

engage

in

any

other
operating or investment activities.
(b)

The LLC shall have all the powers necessary or convenient to carry out the purposes for which it is formed, including the powers granted by the Delaware Act.

2.6

Term

.
(a)

Initial Dissolution Date.

The term of the LLC commenced on the date the
Certificate of Formation of the LLC was filed with the Secretary of State of the State of Delaware.

The
LLC shall continue until the tenth anniversary after the death of Fred R. Adams, Jr. (the “Initial
Dissolution Date”), unless renewed or sooner dissolved and terminated as herein provided.
(b)

Extension.

Prior to the Initial Dissolution Date, subject to the consent of Members holding no less than a majority of the voting power of the Units at the time, the Managing Member may elect to extend the term of the LLC and this Agreement for an extended term of up to ten years after the
Initial Dissolution Date.

In such event, not later than thirty days prior to the Initial Dissolution Date, the
Managing Member shall notify all other Members that the initial term of the LLC will be extended and the date, not later than ten years after the Initial Dissolution Date, of the extended dissolution date (the
“Extended Dissolution Date”).
(c)

Additional Extensions.

Prior to the Extended Dissolution Date, subject to the
consent of Members holding no less than a majority of the voting power of the Units at the time, the
Managing Member may elect to extend the term of the LLC and this Agreement for an additional extended term of up to ten years after the Extended Dissolution Date, and may further elect to successively extend the term of the LLC and this Agreement for additional extended terms of up to ten years each after the last applicable subsequent extended dissolution date (“Subsequent Extended
Dissolution Date”).

In such event, not later than thirty days prior to the applicable Subsequent Extended
Dissolution Date, the Managing Member shall notify all other Members that the term of the LLC will be extended and the date, not later than ten years after the last Subsequent Extended Dissolution Date, of the new Subsequent Extended Dissolution Date.
(d)

Notwithstanding the foregoing,

the LLC may be

earlier dissolved and

terminated as
provided in Article XV.
2.7

Tax

Status of the LLC.

At all times that the LLC

has only one Member,

the LLC shall be
disregarded for

federal and,

if applicable,

state and

local income

tax purposes.

At all

times that

the LLC
has more than

one Member,

the Members intend

that the LLC

shall be treated

as a partnership

for federal
and, if applicable, state and local

income tax purposes, and, to the

extent permissible, the LLC shall elect

to
be

treated

as

a

partnership

for

such

purposes.

The

Managing

Member

shall

cause

to

be

prepared

and
provided to

each Member

all necessary

or appropriate

income tax

information, including,

if requested

by
such Member, a copy of the federal, state and local income tax or information returns for each taxable year of the

LLC.

The LLC

and each

Member shall

file all

tax returns

and shall

otherwise take

all tax

and financial
reporting

positions

in

a

manner

consistent

with

such

treatment

and

no

Member

shall

take

any

action
inconsistent with such treatment.
2.8

No State Law Partnership.

No provisions of this Agreement shall be deemed

or construed
to

constitute

the

LLC

a

partnership

(including

a

limited

partnership)

or

joint

venture,

or

any

Member

a
partner or joint

venturer of or

with any other

Member, for

any purposes other

than federal, state

and local
tax purposes.
ARTICLE III
UNITS
3.1

Units Generally.

The Membership Interests of the Members shall be represented by issued and outstanding Units, which may be divided into

one or more types or classes.

Each type or class of Units
shall have the

privileges, preferences, duties,

liabilities, obligations and

rights, including voting

rights, set
forth in this

Agreement with respect

to such type

or class.

The Managing Member

shall maintain a

schedule

of all Members, their respective

mailing addresses and the amount

and type and class of

Units held by them
(the

“Members

Schedule”).

Such

Schedule

shall

be

used

to

establish

the

initial

Membership

Interest
Register as provided in Section 6.4,

and such Schedule shall be

deemed to be automatically updated

for any
subsequent changes

reflected in

the Membership

Interest

Register.

Such information

with respect

to the
Members as of

the Restatement Date

is attached hereto

as Exhibit F.

The only Units

that may initially

be
issued are

(a) one Class A Unit

for each

Class A Share

contributed to the

LLC, (b) one Common

Unit for
each

Common

Share

contributed

to

the

LLC

and

(c) the

issuance

of

Common

Units

upon

conversion

of
Class A Units in accordance with Section 7.2(b).

Each Class A Share contributed to the

LLC in the future
will entitle the Member making

the contribution to one Class A Unit

and each Common Share contributed
to the LLC in the future will entitle the Member making the contribution to one Common Unit.
3.2

Authorization and Issuance

of Class A Units.

Subject to compliance

with the terms

of this
Agreement, the LLC

is hereby authorized

to issue a

class of Units

designated as Class A

Units.

As of the
Restatement Date, there are

4,800,000 Class A Units issued

and outstanding to the

Members in the amounts
set forth on Exhibit F hereto.
3.3

Authorization and Issuance

of Common Units.

Subject to compliance

with the terms

of
this Agreement, the LLC is hereby authorized to

issue a class of Units designated as Common

Units.

As of
the Restatement

Date, there

are 1,087,956

Common Units

issued and

outstanding to

the Members

in the
amounts

set forth

on Exhibit

F hereto.

The LLC

will

issue additional

Common Units

for

any additional
Common Shares contributed and, upon conversion of Class A Shares, as provided in Section 7.2.
3.4

Certificates

Representing

Units.

The

Managing

Member

shall

issue

Membership
Certificates

to

the

Members

representing

the

Units

held

by

such

Member

in

the

form

attached

hereto

as
Exhibit A, including the legend set forth thereon.
ARTICLE IV
MEM
B
ERS
4.1

Admission of New Members.
(a)

New Members may be admitted from time to time (i) in connection with an issuance of Units

by the

LLC, subject

to compliance

with the

applicable provisions

of this

Agreement, and

(ii) in
connection

with

a

transfer

of

Units,

subject

to

compliance

with

the

provisions

of

this

Agreement.

Notwithstanding any provision herein to the contrary, no Person shall be admitted as a Member of the LLC unless such Person is an Immediate Family Member or a Permitted Transferee.
(b)

In order

for any

Person not

already a

Member of

the LLC

to be

admitted as

a Member,
whether pursuant to

an issuance or

transfer of Units,

such Person shall

have executed and

delivered to the
LLC a written

undertaking substantially in

the form of

the Joinder

attached hereto as

Exhibit C. Upon the
amendment of the

Members Schedule by

the Managing Member

and the satisfaction

of any other

applicable
conditions, including, if

a condition, the

receipt by the

LLC of additional

Class A

Shares or Common

Shares
in exchange for

the issuance of

the applicable

Units, such

Person shall

be admitted

as a

Member and deemed
listed as such on the books and

records of the LLC and thereupon shall

be issued his, her or its Units.

The
Managing Member shall also adjust the

Capital Accounts of the Members as necessary in accordance

with
Article X.
4.2

No Personal

Liability.

Except as

otherwise provided

in the

Delaware Act,

by Applicable
Law or

expressly in

this Agreement,

no Member

will be

obligated personally

for any

debt, obligation

or
liability of

the LLC

or other

Members, whether

arising in

contract, tort

or otherwise,

solely by

reason of
being a Member.

4.3

No Withdrawal.

A Member shall not cease to

be a Member as a result

of the bankruptcy of
such Member

or as

a result

of any

other events

specified in

§18-304

of the

Delaware Act.

So long

as a
Member continues

to hold

any Units,

such Member

shall not

have the

ability

to withdraw

or resign

as a
Member

prior

to

the

dissolution

and

winding

up

of

the

LLC

and

any

such

withdrawal

or

resignation

or
attempted withdrawal

or resignation by

a Member

prior to the

dissolution or winding

up of the

LLC shall
be null and

void.

As soon as

any Person who

is a Member

ceases to hold

any Units, such

Person shall no
longer be a Member.
4.4

Death.

The death of

any Member shall

not cause the

dissolution of the

LLC, and the

LLC
and its business shall be continued

by the remaining Member or Members.

In such event the Units

owned
by the deceased

Member shall automatically

be transferred to

such Member’s heirs; provided,

however, that
such heirs shall not be admitted as Members

of the LLC unless such heirs are Immediate Family

Members
or

Permitted Transferees

and

such

Members

shall

not

be

entitled

to

receive

a

Membership

Certificate

in
their names or receive any distributions from the LLC until they sign a written undertaking substantially in the form of the Joinder attached hereto as Exhibit C.
4.5

Voting

.
(a)

Except

as

otherwise

provided

by

this Agreement

or

as

otherwise

required

by

the
Delaware Act or

Applicable Law:
(i)

each

Member

shall

be

entitled

to

ten

votes

per

Class A

Unit

on

all

matters
upon which the Members have the right to vote under this Agreement; and
(ii)

each Member

shall be

entitled to

one vote

per Common

Unit on

all matters
upon which the Members have the right to vote under this Agreement.
(b)

To

the

full

extent

permitted

by

law,

Members

shall

have

no

right

to

vote

on

any
matters

under

this

Agreement,

the

Delaware

Act

or

otherwise

except

as

expressly

provided

in

this
Agreement.
ARTICLE V
CONTRI
B
UTION OF COMPANY SHARES
5.1

Shares to

be Contributed

to LLC.

All outstanding

Class A Shares

held or

owned at

any
time by any Member (including any Class A Shares acquired by any Member after the date of the Existing
Operating

Agreement

and

before

the

dissolution

of

the

LLC),

and

the

Common

Shares

held

by

the
Revocable Trust, shall be contributed hereunder

and accepted by,

and transferred to, the LLC, in exchange
for Units.

Except as provided in this Section 5.1, each Member shall have the right, but not the obligation, to contribute Common Shares to the LLC from time to time in exchange for Units with the prior consent of
the Managing

Member.

Any and

all shares

contributed to

the LLC

(including shares

issued upon

conversion
of Class A
Shares contributed

to the

LLC), less

shares exchanged

by the

LLC upon

redemptions of

Common
Units, are referred to herein as “Contributed Shares.”
5.2

Contribution of Shares.
(a)

Following the date that

the Restated Charter is

filed with the Secretary of

State of the
State

of Delaware

and becomes

effective (the

“Effective Date”),

each Member

shall promptly

contribute
and transfer to

the LLC all

stock certificates representing

Class A Shares owned or

later acquired by

such
Member, duly

endorsed in

blank, or

accompanied by

proper instruments

of assignment

and transfer

duly
executed in

blank or

(and accompanied

by any

revenue stamps

required for

the transfer),

in exchange

for
Membership

Certificates

issued

hereunder

in

the

form

herein

provided.

Any

Member

who

acquires

ownership of

any Class A Shares

after the

date of

the Existing

Operating Agreement shall

contribute and
transfer such shares to the LLC no later than thirty (30) days after acquiring such shares.
(b)

Following the

receipt of

Common Shares

by the

Revocable Trust,

but no

later than
the time that

Class A Shares are contributed to

the LLC following the

Effective Date, the

Revocable Trust
shall contribute

and transfer

to the

LLC all

stock certificates

representing Common

Shares listed

with respect
to the

Revocable Trust, duly

endorsed in

blank, or

accompanied by

proper instruments

of assignment

and
transfer duly

executed in

blank or

(and accompanied

by any

revenue stamps

required for

the transfer),

in
exchange for Membership Certificates issued hereunder in the form herein provided.
(c)

The LLC shall accept such contributions and hold

all shares so contributed under the
terms and conditions of this Agreement.

Such contribution of Class A Shares and Common Shares and the acceptance

of

Membership

Certificates

by

a

Person,

subject

to

the

provisions

of

Section 4.1,

shall

cause
such Person to become a Member hereunder subject to all the terms and conditions of this Agreement.
(d)

The contribution of Class A Shares and Common Shares to the LLC hereunder shall constitute an assignment and transfer to the LLC of full legal title to such shares, and shall vest in the LLC
all rights and powers of every

nature incident to ownership of such

shares, including the right to vote

such
shares,

subject

only

to

the

limitations

specifically

set

forth

herein,

including

the

prohibition

of

sales,
dispositions or transfers of such shares by the LLC except as permitted in Sections 7.2 and 7.3.
(e)

Promptly

upon

receipt

from

time

to

time

of

stock

certificates

representing
Contributed Shares,

the LLC

shall cause

the certificates

to be

surrendered to

the Company

and cancelled
and new certificates issued therefor to, and in the name of, the LLC, and shall cause the LLC ownership of
legal title pursuant to this Agreement to be

entered in the stock transfer

records of the Company and

noted
on the newly issued certificates.
5.3

Inspection, Disclosure and Public Filing of

the Agreement.

The Managing Member shall
cause a copy of this Agreement to be delivered to the principal place of business of the Company and shall request that the Company

make a copy of

this Agreement open to

the inspection of any

stockholder of the
Company

or Member

at the

principal place

of

business

of the

Company

during

ordinary business

hours.

The

parties

hereto

recognize

and

understand

that

a

copy

of

this

Agreement

may

also

be

disclosed

and
publicly filed with the Securities and Exchange Commission.
ARTICLE VI
MEM B ERSHIP CERTIFICATES
6.1

Issuance of Membership Certificates.

All Contributed Shares at any time delivered to the
LLC hereunder or acquired by

the LLC as provided in

this Agreement shall be held

by the LLC and voted
by the Managing Member under and pursuant to the terms

and conditions of this Agreement.

The LLC, in
exchange for the shares so contributed or

otherwise held hereunder, shall

cause to be issued and delivered,
Membership Certificates to

Members for the

appropriate number of

Class A Shares or

Common Shares held
hereunder.
6.2

Form of Certificates.

The Membership Certificates

issued pursuant to

this Agreement shall
be substantially

in the

form set

forth in

Exhibit A attached

hereto (or

in such

other form

as the

Managing
Member determines).
6.3

Replacement of

Certificates.

The LLC,

in such

manner as

the Managing

Member in

his
sole

discretion

may

prescribe

with

respect

to

indemnity

or

otherwise,

shall

provide

for

the

issuance

and
delivery of new Membership

Certificates in lieu of

lost, stolen or destroyed

Membership Certificates or in
exchange for mutilated Membership Certificates.

6.4

Membership

Interest

Register.

The

Managing

Member

shall

maintain

a

registration

of
Membership Interests in

the books

and records of

the LLC of

the holders of

Membership Certificates and
shall make

such register

available to

the Members

upon written

request.

Such books

and records

shall record
the

issuance

and

any

transfer

of

Membership

Certificates

and

shall

contain

the

names

and

addresses

of
Members and

the number

of Units

represented by

the Membership

Certificates, and

the dates

when they
became the owners

thereof.

Such register shall

be kept at

the principal office

of the LLC

or at such

other
place as the Managing Member shall determine and set forth in a written notice given to all Members.
6.5

Record

Date.

Whenever

the

stock

transfer

books

of

the

Company

are

closed

for

any
purpose, the Managing Member shall also close the books and

records of Membership Certificates for such
period, and

whenever a

record date

is properly

fixed as

a record

date of

the Company, the

Managing Member
shall use the same record date for any rights consequent thereon.
The

Managing

Member,

in

his

discretion,

may

also

fix

a

record

date

as

of

which

the

Members
entitled to take any action may be determined.
The Managing Member shall send or

cause to be sent to all Members,

as registered in the books and
records

of

the

LLC,

copies

of

all

requests,

notices,

proxy

statements

and

other

documents

sent

by

the
Company to its shareholders, promptly upon their becoming available .
ARTICLE VII
REDEMPTION OR CONVERSION OF SHARES
7.1

No Redemption

of Class A Shares.

A Member

shall not

be permitted

to redeem,

and the
LLC and Managing Member shall have no power or right to redeem from any Member, Class A Units, and no Member shall have any right to receive from the LLC Class A Shares, in each case, until the dissolution and liquidation of the LLC.

Any purported redemption of Class A Units or receipt of Class A Shares from the LLC before the dissolution and liquidation of the LLC shall be void.
7.2

Conversion.

Except as

otherwise permitted

by Section 12.5(a)(vii)

or Section 12.7,

the LLC
shall

not

convert

any

Class A

Shares

held

by

the

LLC

into

Common

Shares

during

the

term

of

this
Agreement.

If

the

Managing

Member

converts

any

or

all

of

the

Class A

Shares

held

by

the

LLC

in
accordance with either Section 12.5(a)(vii) or Section 12.7, then:
(a)

the Common Shares received by the LLC upon such

conversion shall be held, voted
and/or transferred by the LLC in accordance with the provisions of this Agreement;
(b)

each

Member’s

Class A

Units

shall

automatically

convert

into

the

number

of
Common Units equal to the number of Common Shares

issued upon conversion with respect to the Class A
Shares underlying such Member’s Class A Units; and
(c)

in

order

to

evidence

that

such

conversion

of

Class A

Units

has

occurred,

each
Member shall promptly exchange his

or her Membership Certificate(s)

formerly representing Class A

Units
for

a

Membership

Certificate

representing

Common

Units,

which

exchange

will

be

made

in

compliance
with Article VI.
7.3

Redemption of Common Shares.

A Member shall be permitted to redeem Common Units
in exchange for an

equivalent number of Common Shares

prior to the dissolution

of the LLC from time

to
time, upon the surrender of the corresponding Membership Certificate or Certificates, as follows:
(a)

Redemption to Facilitate a Transfer or Sale of Underlying Common Shares.

A
Member may request to redeem Common Units in exchange for an equivalent number of Common Shares to effect a transfer or sale of underlying Common Shares, but only if such transfer or sale is in compliance with the Agreement Regarding Conversion and applicable federal and state securities laws.
(b)

Redemption to Facilitate a Transfer to a Charitable Donor Advised Fund.

A
Member may request to redeem Common Units in exchange for an equivalent number of Common Shares to effect a transfer to a charitable donor advised fund.
(c)

Other Redemptions of Common Units.

In addition, a Member may request to
redeem Common Units in exchange for an equivalent number of Common Shares, which the Managing
Member from time to time may approve.
(d)

Redemption Request.

The Member requesting a redemption shall submit a written
redemption request to the Managing Member substantially in the form prescribed in Exhibit E attached hereto.
(e)

Manner of Redemption.

Upon approval of the form and substance of any such
redemption request by the Managing Member and the surrender for cancellation of such Members’
Membership Certificate representing Common Units, the Managing Member shall (i) cause a certificate representing Common Shares to be transferred to and registered in the name of such Member equal to the number of Common Units being redeemed, and (ii) issue a new Membership Certificate to the Member representing the number of Common Units that are not being redeemed and that will continue to be owned by such Member after the redemption, if any.
7.4

Transfers

of Shares.

The LLC shall not

sell, dispose of or

otherwise transfer any

Class
A
Shares or Common Shares

during the term of this

Agreement, except as permitted

in Sections 7.2 and 7.3.

In the

event there

is a

desire to

sell, dispose

of or

transfer Common

Shares held

by the

LLC, such

shares
first

be

delivered

to

the

Member

in

redemption

of

such

Member’s

Membership

Certificate

pursuant

to
Section 7.3, and any such sale, disposition or transfer shall be effected by the Member.
ARTICLE VIII
TRANSFERS OF MEM B ERSHIP INTERESTS
8.1

Permissible

Transfers;

Restrictions

on

Transfer.

No

person

other

than

an

Immediate
Family Member or Permitted Transferee may be a Member hereunder.
The Members hereby agree that none of the Membership

Interests, the Membership Certificates nor
any interest in

any of the

foregoing may be

transferred (whether directly

or indirectly, and including by

sale,
lease,

assignment,

pledge,

encumbrance,

hypothecation,

gift,

bequest,

appointment,

operation

of

law

or
otherwise)

to

any

Person

except

(i) an

Immediate

Family

Member

or

Permitted

Transferee

may

transfer
Membership

Interests

and

related

Membership

Certificates

to

another

Immediate

Family

Member

or
Permitted Transferee,

provided that such

permitted transferee

shall not

be admitted as

a Member

until he,
she or

it executes

a form

of joinder

substantially in

the form

set forth

in Exhibit C

attached hereto

(or in
such other form as

the Managing Member determines)

or (ii) a transfer by

the Managing Member permitted
by

Section 12.7.

The

Managing

Member

shall

not

register

any

transfer

except

in

compliance

with

this
Agreement.

Any

purported

transfer

of

Membership

Interests

or

Membership

Certificates

other

than

in
accordance

with

the

terms

of

this

Agreement

shall

be

void.

Not

in

limitation

of

the

generality

of

the
foregoing, Membership

Interests, including

any rights

to profits,

losses or

distributions associated

therewith,
transferred on death to

any person who is

not an Immediate Family

Member or Permitted Transferee

shall
be void.
8.2

Transfers.

Subject to the

foregoing, the Membership

Certificates and Membership

Interests
represented thereby shall be transferable

on the books of the

LLC by the holders of

record thereof, subject

to such procedures as may be required by the Managing Member for that purpose.

Until so transferred, the
Managing

Member

may

treat

the

existing

Member

as

the

owner

of

the

Membership

Certificates

for

all
purposes.

As a condition of making or permitting

any transfer or delivery of Membership Certificates,

the
Managing Member may require

the payment of a

sum sufficient to pay or

reimburse the Managing Member
or the

LLC for

any stamp

tax or

other governmental

charge

in

connection therewith

or any

other charge
applicable to such transfer or delivery.
The Managing Member shall have

the sole discretion to determine

whether a person is eligible

to be
a Member pursuant to this Agreement.
8.3

Transferees

Bound

by

Agreement.

Every

Immediate

Family

Member

and

Permitted
Transferee

who

acquires

Membership

Certificates

and

is

admitted

as

a

Member

in

accordance

with

this
Agreement shall, with respect thereto and

by the acceptance thereof, become a party

hereto with like force
and

effect

as

though

an

original

party

hereto

and

shall

be

embraced

within

the

meaning

of

the

term
“Member” wherever used herein.
8.4

Other

Requirements

for Transfers.

In addition

to the

other restrictions

set

forth in

this
Agreement, and

notwithstanding any

other provision

of this

Agreement, each

Member agrees

that it

will
not, directly or indirectly, transfer any of its Units, and the LLC agrees that it shall not issue any Units:
(a)

except

as

permitted

under

the

Securities Act

and

other

applicable

federal

or

state
securities

or

blue

sky

laws,

and

then,

with

respect

to

a

transfer

of

Units,

if

requested

by

the

Managing
Member, only upon delivery to

the LLC of an opinion

of counsel in form and

substance satisfactory to the
Managing Member to the effect that such transfer may be effected without registration under the Securities
Act;
(b)

if

such

transfer

or

issuance

would

affect

the

LLC’s

existence

or

qualification

as

a
limited liability company under the Delaware Act;
(c)

if such transfer or

issuance would cause the

LLC to lose its

status as a partnership

for
federal income tax purposes; or
(d)

if such transfer or issuance would cause a termination of the LLC for federal income tax purposes.
ARTICLE IX
DIVIDENDS AND CERTAIN CHANGES TO STOC
K
9.1

LLC to Distribute Cash Dividends.

Each Member shall be entitled during the term of this
LLC,

except

as

may

be

otherwise

provided

herein,

to

receive

from

time

to

time

payments

equal

to

the
dividends payable

in cash, received

by the LLC

with respect to

his, her or

its Contributed Shares,

and the
Managing Member

shall distribute

such cash

to the

Members on

a pro

rata basis,

provided that

the Managing
Member may first deduct any charges and

expenses or taxes incurred by the

LLC or the Managing Member
in connection with the administration of the LLC.
9.2

Distributions other than Cash.
(a)

In the

event the

LLC shall

receive any

dividend or

distribution other

than cash

as a
result of a dividend or

other distribution in respect of

any Contributed Shares, the Managing

Member may
determine

to

hold

such

distribution

subject

to

this Agreement

in

his

sole

discretion,

provided

that

if

the
distribution

consists

of

Class A Shares

or

any

security

that

has

greater

voting

power

than

the

Common
Shares, the Managing Member shall hold such distribution subject to this Agreement.

(b)

If the

distribution consists

of Class A Shares

or any

security that

has greater

voting
power than

the Common

Shares, additional

Membership Certificates

shall be

issued to the

Members entitled
to such distribution as shown in the books and records of the LLC.
(c)

For distributions other than

cash and Class A Shares or any

security that has greater
voting power than the Common Shares:
(i)

if the Managing Member

determines to hold such

distribution subject to this
Agreement,

if

appropriate,

additional

Membership

Certificates

shall

be

issued

to

the
Members entitled to such distribution as shown in the books and records of the LLC; and
(ii)

if

the

Managing

Member

determines

not

to

hold

such

distribution,

the
Managing Member shall pass through the distribution to the

Members in proportion to their
respective Membership Interests.
(d)

If rights to subscribe

to purchase or acquire

any shares of capital

stock or other assets
of

the

Company

should

inure

to

the

LLC

in

respect

of

Contributed

Shares,

the

Managing

Member

shall
notify

the

Members.

Upon

the

written

direction

of

the

Member

relating

to

the

Membership

Certificates
issued with respect to

such Contributed Shares, accompanied

by a capital contribution

of the funds from

the
Member required

for such

purpose, the

Managing Member

shall cause

the LLC

to exercise

such rights

to
subscribe

for,

purchase

or

acquire

such

shares

of

stock

or

other

assets

with

respect

to

such

Contributed
Shares.

In the

event that

any additional

shares of

stock of

the Company

so acquired

by the

LLC shall

be
Class A

Shares, or

other securities

that the

Managing Member

determines not

to distribute

to Members,

such
shares

shall

thereupon

be

subject

to

all

the

terms

and

conditions

of

this Agreement

and,

if

appropriate,
additional Membership Certificates shall be issued to such Members.
9.3

No

Distributions

in

Violation

of

Law.

Notwithstanding

any

provision

to

the

contrary
contained in

this Agreement, the

LLC shall not

make any distribution

to Members if

such distribution

would
violate § 18-607 of the Delaware Act or other Applicable Law.
9.4

Certain

Changes

to

Class A

Shares

or

Common

Shares.

In

the

event

of

any
(i) subdivision, combination,

reclassification, recapitalization

or other

change of

Class A Shares

or Common
Shares, or (ii) any merger to

which the Company is

a constituent entity, in each case as

a result of which the
Class A Shares and Common Shares are converted into or exchanged for capital stock or other securities of
the Company or

successor company, then, unless the

Managing Member determines

to distribute such

stock
or other securities to the Members:

(i) such stock and other securities shall be retained by the LLC subject to all the terms and conditions of

this Agreement, (ii) if appropriate, additional or

replacement Membership
Certificates shall be issued

to such Members and

(iii) unless the Managing Member

determines otherwise,
all references in

this Agreement to

Contributed Shares shall

be deemed to

include reference

to such stock
and other securities.
ARTICLE X
CAPITAL CONTRI
B
UTIONS; CAPITAL ACCOUNTS
10.1

Initial

Capital

Contributions.

Contemporaneously

with

the

execution

of

the

Existing
Operating

Agreement

and

as

set

forth

on

Exhibit B

to

the

Existing

Operating

Agreement,

each

initial
Member owning

Class A Units

has contributed

an equivalent

number of

Class A Shares,

and each

initial
Member owning Common

Units has contributed

an equivalent number

of Common Shares,

which represent
each such

Member’s initial

Capital Contribution

giving rise

to such

initial Member’s

initial Capital

Account.
10.2

Additional Capital

Contributions.

Except as

provided herein,

including Section 5.1

and
Section
12.13, no Member shall be required to

make any additional Capital Contributions to the LLC.

Any

future Capital

Contributions made

by any

Member shall

be made

only with

the consent

of the

Managing
Member and

the contributing

Member in

compliance with

this Agreement;

provided, however,

that each
Member and

the Managing

Member hereby

consent to

the requirement

of each

Member to

contribute all
Class A Shares that it owns during the term of the LLC to the LLC as provided in Section 5.1.
10.3

Maintenance of

Capital Accounts.

The LLC

shall establish,

and the

Managing Member
shall maintain for

each Member, a separate capital

account (a “
Capital Account
”) on its

books and records.

Unless otherwise

determined by

the Managing

Member,

the Capital

Account of

each such

Member shall
consist

of such

Member’s

capital contribution,

increased

by each

such Member’s

respective share

of net
income (including exempt income) and additional capital contributions, if any, and decreased by each such
Member’s

respective

share

of

net losses

(including

nondeductible

losses and

expenses)

and

distributions
from the LLC.
10.4

Succession

Upon

Transfer.

In

the

event

that

any

Units

are

transferred

to

an

Immediate
Family Member or a

Permitted Transferee

in accordance with the

terms of this Agreement,

the Immediate
Family Member

or Permitted

Transferee, as

applicable, shall

succeed to

the Capital

Account of

the transferor
to the extent it relates to

the transferred Units and shall receive

allocations and distributions pursuant to this
Agreement in respect of such Units.
10.5

Treasury

Regulations.

The

provisions

of

this

Agreement

relating

to

the

maintenance

of
Capital

Accounts

are

intended

to

comply

with

Section

704

of

the

Code

and

Section

1.704-1(b)

of

the
Treasury

Regulations

and

shall

be

interpreted

and

applied

in

a

manner

consistent

with

such

Treasury
Regulations.
ARTICLE XI
ALLOCATIONS
11.1

Allocation of Net

Income and Net

Loss.

For each

fiscal year

(or portion thereof),

except
as otherwise provided

in this Agreement,

net income and

net loss (and,

to the extent

necessary,

individual
items of income, gain, loss

or deduction) of the LLC

shall be allocated among the

Members in accordance
with their respective Membership Interests.
11.2

Tax Allocations.

All income, gains,

losses and deductions

of the LLC

shall be allocated,

for
federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses

and deductions among

the Members for

computing their Capital

Accounts, except that
if any

such allocation

for tax

purposes is

not permitted

by the

Code or

other Applicable

Law,

the LLC’s
subsequent income, gains, losses and

deductions shall be allocated among

the Members for tax purposes,

to
the

extent

permitted

by

the

Code

and

other

Applicable

Law,

so

as

to

reflect

as

nearly

as

possible

the
allocation set forth herein in computing their Capital Accounts.
ARTICLE XII
MANAGEMENT OF LLC; VOTING AND OTHER RIGHTS AND POWERS OF MEM B ERS
12.1

Management of

the LLC.

The business

and affairs

of the

LLC shall

be managed

by the
Managing Member.

Subject to the provisions

of this Agreement, the

Managing Member shall have

full and
complete

discretion

to

manage

and

control

the

business

and

affairs

of

the

LLC,

to

make

all

decisions
affecting the business

and affairs of

the LLC and

to take all

such actions as

the Managing Member

deems
necessary or

appropriate to

accomplish the

purposes of

the LLC.

The actions

of the

Managing Member
taken in

accordance with

the provisions

of this

Agreement shall

bind the

LLC.

No other

Member of

the
LLC shall have any authority or right to act on behalf of or bind the LLC, unless otherwise provided herein
or unless specifically authorized by the Managing Member.

Notwithstanding the foregoing,

the Managing Member

shall provide regular

reports and information
about the

LLC to

the other

Members and

keep them

informed and

up to

date on

the activities

of the

LLC
and of the Managing Member.
12.2

Managing

Member

Rights

and

Powers
.

Subject

to

Section 12.4

and

Section 12.5,

the
Managing Member, acting on behalf of the LLC,

shall possess and shall be entitled

to exercise all the rights
and

powers

of

owners

of

all

of

the

Contributed

Shares

held

hereunder

to

vote

for

every

purpose

and

to
consent

to

any

and

all

corporate

acts

of

the

Company.

Without

limiting

the

foregoing,

but

subject

to
Section 12.4 and Section 12.5,

the Managing Member,

acting on

behalf of the

LLC, shall have

the following
authority

with respect

to the

Contributed Shares:

(i) to

nominate candidates

for election

or reelection

as
directors of

the Company;

(ii) to take

any of

the actions

contemplated by

Section 12.5(b); (iii) to

propose
business

(including

amendments

to

the

Bylaws

of

the

Company)

for

action

by

the

stockholders

of

the
Company; and (iv) to cause the

calling of a special meeting

of stockholders (to the extent

stockholders are
permitted to call special meetings of stockholders in

accordance with the Restated Charter or the Bylaws

of
the Company).

Such rights and powers shall

cease upon the actual delivery

to the Member of a

certificate
issued

by the

Company representing

any Company

shares held

hereunder in

exchange for

the Member’s
Membership Certificates

upon a

permitted redemption/withdrawal

or dissolution

and liquidation

of the

LLC,
as provided in this Agreement.
It is expressly stipulated that no right to

vote or to consent or to be consulted

in respect to any such
shares is created

in or passes

to any Member

by or under

any Membership Certificate,

or by or

under this
Agreement, or by or under any other agreement, express or

implied, except as provided in Section 12.4 and
Section 12.5.
12.3

Contributed

Shares

to

be

Voted

as

a

Unit.

The

Managing

Member

shall

vote

the
Contributed

Shares

or

take

any

other

action

with respect

to

such

shares

as

a

unit

in

accordance

with

his
determination

or,

if

applicable,

as

provided

in

Section 12.4

and

Section 12.5.

Notwithstanding

the
foregoing, the Managing Member

may cumulate votes for

the election of directors

of the Company in

any
manner the

Managing Member

may determine,

if cumulative

voting is

permitted by

the Company’s

then-
current certificate of incorporation.
12.4

Failure to Achieve a

Majority if there

is more than

one Managing Member.

In the event
there

is

at

any

time

more

than

one

Managing

Member,

and

in

the

event

of

the

failure

of

the

Managing
Members to achieve a majority vote with respect to the exercise of the right to vote the Contributed Shares
with respect to any proposal submitted to a shareholder vote, the Managing Members shall promptly notify all

Members

of

the

proposal.

The

Managing

Members

shall

thereupon

vote

all

Contributed

Shares

held
hereunder

with

respect

to

each

such

proposal

as

directed

by

the

affirmative

vote

of

Members

holding
Membership Certificates representing no less than a majority of the voting power of the Units at the time.
12.5

Certain Transactions Require Joint Consent

of Managing Member

and Non-Managing
Members.
(a)

Joint Consent Required for LLC Actions.

Joint consent of the Managing Member,
and of Members holding no less than a majority of the voting power of the Units at the time, shall be required for any of the following actions relating to this Agreement and/or the LLC:
(i)

Subject to

Section 18.3, the

material amendment,

modification or

waiver of
the

Certificate

of

Formation

of

the

LLC

or

this

Agreement

or

a

merger

of

the

LLC

with
another entity or the conversion

of the LLC into another

entity; provided, however,

that the
Managing

Member

may,

without

the

consent

of

any

other

Member,

amend

the

Member
Schedule

following

any

new

issuance,

redemption,

repurchase

or

transfer

of

Membership
Interests in accordance with this Agreement even if material;

(ii)

the making of any

material change to the

nature of the Business

conducted by
the LLC or enter into any business other than the Business;
(iii)

the

issuance

of

additional

Membership

Interests

or

admission

of

additional
Members to the LLC except as permitted by this Agreement;
(iv)

the

incurrence

of

any

indebtedness

or

obligations

by

the

LLC

in

excess

of
amounts required by the Managing Member to pay the

ordinary taxes, costs and expenses of
the LLC (the repayment of

any such obligations to be

financed by the Managing Member

by
retaining a portion of the dividends paid on the Class A Shares and Common Shares);
(v)

the

making

of

any

material

loan,

advance

or

capital

contribution

to

any
Person;
(vi)

entering

into or

effecting

any material

transaction not

contemplated by

this
Agreement; or
(vii)

converting any Class A Shares into Common Shares.
(b)

Joint Consent Required for Company Action.

Joint consent of the Managing
Member, and of Members holding no less than a majority of the voting power of the Units at the time, shall be required for any proposal submitted for shareholder approval by the Company for:
(i)

a merger

or consolidation

transaction which

requires the

vote of

the holders
of

the

Company’s

Class A

Shares

and/or

Common

Shares

under

the

Delaware

General
Corporation Law as then in effect;
(ii)

a sale, lease or exchange of all, or substantially all, the property and assets of the Company which

requires the vote

of the holders

of the Company’s Class A

Shares and/or
Common Shares under the Delaware General Corporation Law as then in effect;
(iii)

a dissolution, winding

up or liquidation

of the Company or

its business which
requires the

vote of

the holders

of the

Company’s

Class A Shares

and/or Common

Shares
under the Delaware General Corporation Law as then in effect;
(iv)

an amendment of the Company’s Restated Charter which requires the vote of
the holders

of the

Company’s

Class A Shares

and/or Common

Shares under

the Delaware
General Corporation Law as then in effect;
(v)

the

authorization

or

issuance

of

Class A

Shares

or

any

securities

by

the
Company having voting rights superior to the Class A Shares; or
(vi)

any other

transaction not

previously described

in this

Section 12.5(b) which
would require the filing of a

Current Report on Form 8-K to disclose

a change of control of
the Company under the rules and regulations of the Securities and Exchange Commission.
(c)

In

the

event

that

joint

consent

under

Section 12.5(b)

is

required,

the

Managing
Member shall

promptly notify

all other

Members and

the Managing

Member shall

not approve

or implement
any

such

action

and

shall

not

vote

any

Contributed

Shares,

as

applicable,

in

favor

of

any

such

proposal
unless the Managing Member receives the

affirmative vote from Members holding

at least a majority of

the
voting

power

of

the

Units,

as

well

as

approval

by

the

Managing

Member.

In

the

absence

of

both

such
conditions being satisfied, the

Managing Member shall vote

Contributed Shares against any

proposal which

would have

the effect

of approving

any transaction

described in

Section 12.5(b) and

take action

to assert
dissenter’s appraisal

rights, if

available, upon

instructions from

a Member

to assert

such dissenter’s

appraisal
rights.
12.6

Powers of LLC.

The LLC, with respect to the Contributed

Shares held hereunder, is vested
as owner of

such shares

(without limitation

except as herein

otherwise expressly

provided) with all

of the
rights, powers

and privileges

of every kind

and character of

an owner

thereof, including, without

limiting
the generality

of the

foregoing:

(a) subject to

Sections 12.5 and

12.7, the

right to

vote the

same, either

in
person or

by proxy,

for every

purpose; (b) the

right to

become parties

to or

prosecute or

intervene in

any
suits or other legal or administrative proceedings; (c) the right to incur costs and expenses and to borrow or
to arrange for borrowing for such purposes; and (f) the right to engage counsel and other advisors or agents
for

such

purposes.

In

connection

with

the

foregoing,

the

Managing

Member

may

exercise

such

rights,
powers and privileges on behalf of the LLC, except as otherwise provided in Sections 12.5 and 12.7.
12.7

Sale or Conversion

of Contributed Shares

by Managing Member.

Except as otherwise
expressly permitted herein, the

Managing Member shall not

cause or permit the

LLC to sell, lease,

assign,
transfer, alienate,

pledge, encumber or hypothecate

the Contributed Shares, or

convert any Class A Shares
into Common

Shares, provided

that, the

Managing Member

may take

such action

to the

extent the

Managing
Member determines is necessary

with respect to estate

taxes and related interest

expense and other related
costs, if

approved by

Members holding

a majority

of the

voting power

of all

of the

Units held

hereunder.

Any purported

transfer of

Contributed Shares

other than

in accordance

with the

terms of

this Agreement
shall be void.
12.8

Meetings and Procedures.

The Managing Member may establish procedures for meetings
and votes

of the

Members.

Also, in

the event

there is

at any

time more

than one

Managing Member,

the
Managing

Members

may

establish

procedures

for

meetings,

consents

and

other

matters

relating

to

the
Managing Members.
12.9

Voting

by Managing Members if there are more

than one Managing Member.

If there
is at any time more

than one Managing Member,

each Managing Member acting hereunder

shall have one
vote

in

connection

with

actions

of

the

Managing

Member

and

approval

of

any

action

by

the

Managing
Members shall require the affirmative

vote by a majority in number

of the Managing Members.

Except to
the extent

provided herein,

the number

of Managing

Members serving

from time

to time

shall be

determined
exclusively by (and newly

created Managing Member positions

shall be filled exclusively

by) (i) a majority
of

the

persons

who

are

then

Managing

Members,

(ii) the

sole

Managing

Member,

if

there

is

only

one
Managing

Member

or

(iii) if

there

are

no

Managing

Members

then

in

office,

by

Members

having

a
majority in voting

power of

the Units.

For the

avoidance of

doubt, whenever

this Agreement

refers to

an
action or determination by “the Managing Member” and

at the time of such action or determination

there is
more than one

Managing Member, the approval of

such action or

determination shall require, and

shall only
require, the affirmative vote by a

majority in number of the

Managing Members.

In the event of a

deadlock
among Managing

Members with

respect to

any action

or determination,

the decision

with respect

to such
action or determination shall be resolved by the

vote of Members having a majority in voting

power of the
Units.
12.10

Status of Managing Members.
(a)

Terms of Office

.

Any Managing Member named hereunder shall serve as
Managing Member until his resignation, removal, disability, death or failure to act.

In the event of the
initial Managing Member’s resignation, removal, disability,

death or failure to act, Dinnette Baker and
Luanne Adams shall become successor co-Managing Members, provided that they are Members at such time and execute and deliver the joinder described below in Section 12.10(b).

In the event of the

resignation of any such or other successor Managing Members, the resigning Managing Member shall designate a successor Managing Member or Managing Members before such resignation is effective.

In
the event of the removal, disability, death, or failure to act of any successor Managing Member,

or in the
event of the failure of any resigning successor Managing Member to designate a successor, the successor
Managing Member or Managing Members (if any) shall be determined by Members having a majority of the voting power of the Units.
(b)

Additional and Successor Managing Member.

Each additional or successor
Managing Member appointed hereunder shall be a natural person who is an Immediate Family Member and Member and shall execute a joinder substantially in the form set forth in Exhibit D attached hereto (or in such other form as the predecessor Managing Member or Managing Members shall determine).
12.11

Removal

of Managing

Member.

Any Managing

Member

may

be

removed at

any time,
with or without cause, by an instrument signed by seventy-five percent (75%) in voting power of the Units
at the time such instrument is delivered to the Managing

Member (s), such removal to occur upon delivery
or other date and time specified in such instrument.
12.12

Resignation of Managing

Members.

Subject to Section 12.11, the

Managing Member may
at

any

time

resign

as

the

Managing

Member

effective

immediately

or

at

any

future

time

or

upon

the
happening

of

any

future

event

specified

in

the

resignation.

In

such

event,

the

Managing

Member

shall
become a Non-Managing Member, if otherwise eligible to be a Member.
12.13

Costs and Expenses.

The LLC may employ

counsel or other agents

or services, and incur
indebtedness or expenses deemed necessary by

the Managing Member in connection with

the operation of
the LLC

pursuant

to the

terms of

this Agreement.

In the

discretion

of the

Managing Member,

any such
expenses or

discharge of

indebtedness may

be deducted

from the

dividends received

by the

LLC with

respect
to

the

Contributed

Shares

before

distributing

such

dividends

to

the

Members,

or

funded

by

a

capital
contribution of

cash by

each Member,

to be

paid by

such Member

in proportion

to their

respective Units.

In the event that a Member fails to make any such capital contribution, the Managing Member shall deduct such

amount

from

the

dividends

received

by

the

LLC

with

respect

to

the

Contributed

Shares

before
distributing such dividends such Member.

The Managing Member may establish reserves to pay expenses
before making distributions of cash from dividends.
12.14

Other

Relationships

Between

Managing

Member

and

Company.

Any

Managing
Member shall

be permitted

to be,

at the

same time,

an officer,

director,

consultant, agent,

or employee

of
the Company or of

any affiliate of

the Company,

and shall be permitted

to have a pecuniary

interest in his
personal capacity,

either directly

or indirectly,

in any

matter or

transaction to

which the

Company or

any
affiliate may

be a party

or in

which the

Company or any

affiliate may

be concerned to

the same

extent as
though he were not a Managing Member.
Any such Managing Member shall be permitted to

receive compensation, of whatever character,

as
provided by existing contracts or

to enter into new contracts

with the Company or its

affiliates, for acting in
such other capacity, without being disqualified to act as Managing Member hereunder.
12.15

Compensation

of

Managing

Member.

The

Managing

Member

shall

not

be

entitled

to
compensation for his services as Managing

Member hereunder, but shall be entitled to reimbursement

from
the LLC of all costs and expenses and taxes incurred by the Managing Member hereunder.
12.16

Responsibility

of

Managing

Member.

In

voting

or

giving

directions

for

voting

the
Contributed Shares or in exercising any consent with respect thereto,

the Managing Member shall exercise
his best judgment,

from time to

time, to select

suitable directors and

in voting or

giving directions for

voting
and

acting

on

other

matters

for

shareholders’

action;

provided,

however,

that

the

Managing

Member

assumes no responsibility in respect

of any such action or other

action taken by the Managing

Member, and
the Managing

Member shall

not incur

or be

under any

liability in

the capacity

as Managing

Member,

by
reason of any error of law or any error in the construction of this Agreement or of any matter or thing done or suggested or omitted

to be done pursuant

to this Agreement.

No bond shall be

required of any Managing
Member for the performance of the services of Managing Member.
12.17

Reliance by Managing Member.

The Managing Member shall be conclusively entitled to
rely upon any notice or statement received by him from the Company,

the LLC, any officer or agent of the
LLC,

any

counsel

or

other

advisor

to

the

LLC

or

to

Managing

Member,

or

the

holders

of

record

of
Membership Certificates,

and believed

by him

in good

faith to

be genuine

and shall

act and

shall be fully
protected in acting in accordance therewith.
12.18

Legal Compliance by Managing

Member
.

The Managing Member shall

comply with all
legal requirements of the

LLC created hereby,

including making all regulatory

filings, such as filings

with
the Securities and Exchange Commission

(“SEC”), including Schedule 13D and

filings under Section 16 of
the Securities Exchange Act of 1934, as amended.
ARTICLE XIII
EXCULPATION AND INDEMNIFICATION
13.1

Exculpation; Indemnification

of Members.

References to

a Member

in this

Article XIII
includes reference to a Managing Member.
(a)

Each member shall have all of the

fiduciary and other duties imposed by Applicable
Law.
(b)

To the fullest

extent permitted

by the Delaware Act,

as the

same now exists

or may
hereafter be amended, no Member shall be liable to any holder of a Membership Certificate or to any other
Person, under this

Agreement or

Applicable Law, by reason of

any matter arising out of

or in relation to this
Agreement

(including,

without

limitation,

any

action

taken,

or

omitted

to

be

taken

by

him,

her

or

it

in
reliance upon and in

conformity with, the advice

of counsel, or

other professional advisor,

or by reason

of
any error of

judgment or mistake

of law or

other mistake, or

any act or

omission of any

agent or attorney,
or any misconstruction of this

Agreement, or any action of any sort taken or omitted thereunder or believed
by such

Member to

be in

accordance with

the provisions

and intents

hereof or

otherwise), provided,

that
(x) such Member acted in good faith and in a manner believed by such Member to be in, or not opposed to,
the best

interests of

the LLC

and, with

respect to

any criminal

proceeding, had

no reasonable

cause to

believe
his conduct was

unlawful, and (y) such

Member’s conduct did

not constitute fraud,

gross negligence, willful
misconduct or

a material

breach of

this

Agreement by

such Member

or a

knowing violation

of the

provisions
of this Agreement.
(c)

EACH

HOLDER

OF

MEMBERSHIP

CERTIFICATES,

BY

ENTERING

INTO
THIS

AGREEMENT,

HEREBY

WAIVES

ANY

RIGHT

TO

BRING

OR

PURSUE

ANY

ACTION,
DIRECTLY OR

DERIVATIVELY,

ON

HIS,

HER

OR

ITS

OWN

BEHALF

OR

ON

BEHALF

OF THE
LLC,

AGAINST

ANY

OTHER

MEMBER,

EXCEPT

FOR

TO

THE

EXTENT

PROVIDED

IN

THE
PROVISO

OF

THE

PRECEDING

PARAGRAPH,

OR

TO

ENFORCE

THE

UNDERTAKING
CONTEMPLATED BY THE NEXT PARAGRAPH.
(d)

To the fullest

extent permitted

by the Delaware Act,

as the

same now exists

or may
hereafter be amended, each current

or former Member shall be

indemnified and held harmless by

the LLC
from

and

against

any

and

all

of

such

current

or

former

Member’s

actions

pursuant

to

this Agreement,
including

any

expenses

incurred

by

a

current

or

former

Member

in

defending

any

proceeding

or

action
brought against

such Member

for actions

taken in

his, her

or its

capacity as

a Member,

provided, that

(x) such

Member acted in good faith and in a manner believed by such Member to be in, or not opposed to, the best interests of

the LLC

and, with

respect to

any criminal

proceeding, had

no reasonable

cause to

believe his
conduct was

unlawful, and

(y) such Member’s

conduct did

not constitute

fraud, gross

negligence, willful
misconduct or

a material

breach of

this

Agreement by

such Member

or a

knowing violation

of the

provisions
of this Agreement.
(e)

Each

current

or

former

Managing

Member

shall

be

entitled

to

receive

prompt
payments for expenses

and costs reasonably

incurred in connection

with the defense

of any such

proceeding
or

action

in

advance

of

the

final

adjudication

of

any

disputes

relating

thereto,

but

only

if

the

current

or
former

Managing

Member

undertakes

in

writing

to

repay

the

LLC

such

advances

if,

following

the
conclusion of such

proceeding or action,

it is ultimately

determined by a

court of competent

jurisdiction that
the

current

or

former

Managing

Member

is

not

entitled

to

indemnification

pursuant

to

this

paragraph.

Subject to the approval of the Managing Member in his sole discretion, a current or former Non-Managing
Member may receive

prompt payments for

expenses and costs

reasonably incurred in

connection with the
defense of

any such

proceeding or

action in

advance of

the final

adjudication of

any disputes

relating thereto,
but

only

if

the

current

or

former

Non-Managing

Member

undertakes

in

writing

to

repay

the

LLC

such
advances if, following the conclusion of such proceeding

or action, it is ultimately determined by

a court of
competent jurisdiction that the current or former Non-Managing Member is not entitled to indemnification
pursuant to this paragraph.
(f)

A current

or former

Member shall

also be

indemnified for

any expenses

and other
costs incurred

to enforce

such Member’s

rights pursuant

to this

Section 13.1 or

incurred to

defend any

action
brought by or on behalf of the

LLC to recover advances pursuant to an

undertaking, but in each case only if
the Member is successful in such enforcement or defense action.
(g)

The

rights

to

indemnification

and

advancement

of

expenses

set

forth

in

this
Section 13.1 shall not be deemed exclusive and shall be in addition to any such rights a Member may have,
including but not

limited to rights

of such Member,

in his or

her capacity as

an officer, director,

employee
or agent of the Company.
(h)

The

Managing

Member

may

obtain

and

maintain

insurance,

at

the

expense

of

the
LLC created hereby, to protect any current or former Member or fiduciary or agent of the LLC, against any
expense, liability or loss.
ARTICLE XIV
RECORDS, ACCOUNTING AND TAX MATTERS
14.1

Records Required by

the Delaware Act.

During the term of

the LLC’s

existence and for
a

period

of

four

years

thereafter,

the

Managing

Member

shall

maintain

at

the

LLC’s

principal

office

all
records required to be kept pursuant to the Delaware Act.
14.2

Book and Records.

The Managing Member shall

maintain adequate books

and records of
account for the LLC on a

basis consistent with appropriate provisions of

the Code, containing, among other
entries, a Capital Account for each Member.

Such books and records shall be

kept at the principal office of
the LLC

or at

such other

place as

the Managing

Member shall

determine and

set forth

in a

written notice
given to all Members, and shall be available to the Members upon written request.
14.3

Accounting

Methods;

Fiscal

Year.

The

Managing

Member

shall

select

the

accounting
methods and fiscal year for the LLC.
14.4

LLC Funds.

All funds of

the LLC shall

be deposited in

its name, or

in such name

as may
be designated by the Managing Member, in such checking, savings or other accounts, or held in its name

in

the form of such other investments as

shall be designated by the Managing Member.

The funds of the LLC
shall not

be commingled

with the

funds of

any other

Person.

All withdrawals

of such

deposits or

liquidations
of such investments

by the LLC

shall be made exclusively

upon the signature

or signatures of

the Managing
Member.
14.5

Tax

Matters Member
.
(a)

Appointment.

The

Members

hereby

appoint

the

Managing

Member

as

the

“tax
matters partner” (as

defined in Code Section

6231 prior to its

amendment by the Bipartisan

Budget Act of
2015 and, for tax years beginning

on or after January 1, 2018, the “partnership

representative” as provided
in Code Section 6223(a) (as amended

by the Bipartisan Budget Act of 2015) (the “Tax

Matters Member”).

In connection therewith, the Tax Matters Member, in his sole discretion, shall cause to be prepared and file all tax returns, make all tax determinations and tax elections,

and represent the LLC (at the LLC’s expense)
in

connection

with

all

examinations

of

the

LLC’s

affairs

by

taxing

authorities,

including

resulting
administrative

and

judicial

proceedings,

and

may

expend

LLC

funds

for

professional

services

and

costs
associated therewith.
(b)

Notwithstanding the foregoing,

the Managing Member

may make an

election under
Section 754 of the Code to

adjust the basis of partnership property

under Sections 734 and 743

of the Code.
(c)

As

soon

as

reasonably

possible

after

the

end

of

each

fiscal

year,

the

Managing
Member will cause to

be delivered to each

Person who was a

Member at any time

during such fiscal year,
IRS Schedule K-1

to Form 1065

and such other

information with respect

to the LLC

as may be

necessary
for the preparation of such Person’s federal, state and local income tax returns for such fiscal year.
ARTICLE XV
DISSOLUTION AND LI
Q
UIDATION
15.1

Events of Dissolution.

The LLC shall be dissolved

and its affairs wound

up only upon the
occurrence of any of the following events:
(a)

Upon the expiration of the term of the LLC as provided in Section 2.6;
(b)

The determination of the Managing Member to dissolve the LLC;
(c)

A joint election to dissolve the LLC made by the

Managing Member and by holders
of a majority of the voting power of the Units;
(d)

The sale, exchange,

or other disposition

or transfer of

all or substantially

all the

assets
of the LLC;
(e)

The entry of a decree of judicial dissolution under §18-802 of the Delaware Act; or
(f)

Any other event causing a dissolution

of the LLC under the Delaware

Act, unless the
LLC is continued as permitted under the Delaware Act.
15.2

Effectiveness of Dissolution.

Dissolution of the

LLC shall be effective

on the day on

which
the event described in Section 15.1 occurs, but the

LLC shall not terminate until the winding

up of the LLC
has

been

completed,

the

assets

of

the

LLC

have

been

distributed

as

provided

in

Section 15.3

and

the
Certificate of Formation shall have been cancelled as provided in Section 15.4.
15.3

Liquidation.

If the LLC is

dissolved pursuant to Section 15.1,

the LLC shall be

liquidated
and its business and affairs wound up in accordance with the Delaware Act and the following provisions:

(a)

Liquidation.

The Managing Member shall wind up and liquidate the affairs of the
LLC in an orderly and business-like manner, provided that the Managing Member shall not liquidate any
Class A Shares or Common Shares and shall distribute these in kind as provided in Section 15.3(c).
(b)

Accounting.

As promptly as possible after dissolution and again after final liquidation, the Managing Member shall cause a proper accounting to be made of the LLC’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable.
(c)

Distribution of Assets.

Subject to the payment of all of the LLC’s debts and
liabilities to its creditors and the expenses of dissolution and liquidation, and subject to Section 18-804 of the Delaware Act, the Managing Member shall distribute the Class A Shares and any Common Shares to the holders of the Class A Units and Common Units, and any proceeds of liquidation, as follows:

Subject
to the surrender for cancellation of the Membership Certificates, the Managing Member shall cause the
Class A Shares to be transferred to and registered in the name of the Member identified as the owner on such Membership Certificates in liquidation of such Member’s Class A Units and, if there are any
Common Units outstanding at such time, the Managing Member shall cause Common Shares to be transferred to and registered in the name of the Member identified as the owner on such Membership
Certificates in liquidation of such Member’s Common Units.

In such liquidation, Members shall receive
one Class A Share for each Class A Unit, and one Common Share for each Common Unit.

The Managing
Member shall also distribute any proceeds of liquidation in proportion to such Units.
15.4

Cancellation of

Certificate of

Formation
.

Upon completion

of the

distribution of

the assets
of the LLC

as provided in

Section 15.3 hereof, the

LLC shall be

terminated and the

Managing Member shall
cause the

cancellation of

the Certificate

of Formation

in the

State of

Delaware and

any qualifications

and
registrations

of

the

LLC

as

a

foreign

limited

liability

company

in

jurisdictions

other

than

the

State

of
Delaware and shall take such other actions as may be necessary to terminate the LLC.
ARTICLE XVI
REPRESENTATIONS AND WARRANTIES OF MEM
B
ERS
16.1

Representations and Warranties.

Each Member represents and warrants as follows:
(a)

Such Member will be

acquiring the Units represented

by Membership Certificate(s)
for his, her or

its own account for

investment and not with

a view to the

distribution or resale thereof;

that
he, she or it is aware that the such certificates have not been registered pursuant to the Securities Act or the securities

laws of

any state;

and that

the LLC

is relying

in part

upon these

investment representations

to
establish exemptions

from securities

registration under

applicable federal

and state

securities laws.

Each
Member

understands and

agrees

that the

LLC will

place a

legend on

the Membership

Certificates to

the
effect that they have not

been registered under either federal

or state law; that they

may not be offered, sold,
transferred or

encumbered by

the Member

unless they

have been

first duly

registered or

unless an

exemption
from registration

is available.

The Member

acknowledges that

he, she

or it

understands that

unregistered
securities,

such

as

the

Membership

Certificates,

must

be

held

indefinitely

unless

they

are

subsequently
registered or

unless an

exemption from

registration is

available with

respect to

a proposed

offer, sale,

transfer
or encumbrance;
(b)

Such

Member

is

an

“accredited

investor”

within

the

meaning

of

Rule 501
promulgated under the Securities Act, and agrees that it will not take any action that could have an adverse effect on the availability

of the exemption from

registration provided by such

Rule 501 with respect to

the
offer and sale of the Units;

(c)

Such Member, together

with such Member’s

legal, financial and

other advisors, has
such knowledge

and experience

in financial

and business

matters and

is capable

of evaluating

the merits
and risks of an investment in the LLC so as to make an informed decision with respect thereto;
(d)

Such Member is able to bear the economic and financial risk of an investment in the
LLC for an indefinite period of time;
(e)

Such Member (i) has received all information that such Member deems necessary to make an informed

investment decision with

respect to an

investment in the

LLC;(ii) has had

the unrestricted
opportunity to

make such

investigation as

such Member

desires pertaining

to the

LLC and

an investment
therein and

to verify

any information

furnished to

such Member;

and (iii) has

had the

opportunity to

ask
questions of representatives of the LLC concerning the LLC and such Member’s investment;
(f)

The

execution,

delivery

and

performance

of

this

Agreement

have

been

duly
authorized by such Member and do not require such

Member to obtain any consent or approval that has

not
been obtained

and do

not contravene

or result

in a

default in

any material

respect under

any provision

of
any

law

or

regulation

applicable

to

such

Member

or

other

governing

documents

or

any

agreement

or
instrument to which such Member is a party or by which such Member is bound; and
(g)

This

Agreement is

valid, binding

and enforceable

against such

Member in

accordance
with its terms,

except as may

be limited by

bankruptcy, insolvency, reorganization,

moratorium, and other
similar

laws

of

general

applicability

relating

to

or

affecting

creditors’ rights

or

general

equity

principles
(regardless of whether considered at law or in equity).
ARTICLE XVII
COVENANTS
17.1

Confidentiality
.

Each Non-Managing Member

agrees not to

divulge, communicate or

use
to the

detriment of

the Company or

the LLC, or

misuse in

any way,

any confidential

information or

trade
secrets

of

the

Company

or

the

LLC,

except

as

may

be

required

by

law;

provided,

however,

that

this
prohibition shall not apply to any information that has been publicly disclosed.
ARTICLE XVIII
GENERAL PROVISIONS
18.1

Successors and Assigns.

This Agreement and all covenants herein contained shall inure to the benefit of and

be binding upon the

parties hereto, their heirs,

executors, administrators, successors and
assigns.

Without

limiting

the

foregoing,

the

parties

intend

for

the

rights

and

obligations

under

this
Agreement

to

survive

the

death

of

any

party

or

other

person,

including

any

Member

and

the

related
Contributed

Shares,

and

to

be

specifically

enforceable

against

any

deceased

party’s

heirs,

executors,
administrators, representatives, successors or assigns to the fullest extent permitted by law.
18.2

Notices.

Any notice

required to

be given

under this

Agreement shall

be deemed

to have

been
given and received if actually

received, such as by telephone,

telecopier, electronic mail,

hand delivery,

or
other means, and the giver has

reasonable evidence or acknowledgment of its

receipt.

Notice shall also be
deemed to have been given if deposited in the United States mail, postage prepaid, in which case it shall be
deemed to have been

received on the third

business day after the

date of such deposit,

or if deposited with
a

commercial

or

government

overnight

carrier,

in

which

case

it

shall

be

deemed

to

be

received

the

first
business day after the date of such deposit.
(a)

Address of Member.

In the case of a Participant or Certificate Holder, such notice shall be addressed to such party, as set forth on Exhibit B attached hereto.

(b)

Addresses of Managing Member(s).

In the case of a notice to the Managing
Member by a Non-Managing Member, such notice shall be given to the Managing Member at the principal office of the LLC, located at the principal business office of the Company,

as set forth on
Exhibit B attached hereto, or as it may be changed from time to time by the Managing Member by written notice to all such holders.
18.3

Amendment

of

Agreement.

This

Agreement

and

the

Membership

Certificates

issued
hereunder

may

be

amended

upon

the

consent

in

writing

of

the

Managing

Member

and

by

all

Members
holding Membership Certificates

representing no less

than a majority of

the voting power

of the Units

at the
time;

provided,

however,

that

an

amendment

or

modification

modifying

the

rights

or

obligations

of

any
Member in

a manner

that is

disproportionately adverse

to (i) such

Member relative

to the

rights of

other
Members in respect

of Units of the

same class or

(ii) a class of

Units relative to the

rights of another

class
of Units,

shall in

each case

be effective

only with

that Member’s

consent or

the consent

of the

Members
holding a

majority of

the Units

in that

class.

Notwithstanding the

foregoing, the

Managing Member

may
amend this Agreement without the consent of the

Members to (i) reflect the admission of new Members

in
accordance

with

this

Agreement

so

long

as

such

Members

have

executed

the

applicable

joinder
contemplated hereby and

(ii) update any exhibit

hereto to reflect

any changes in

any Managing Member’s
or

Non-Managing

Member’s

name,

address

or

number

of

LLC

Units,

including

the

Members

Schedule.

Executed counterparts of all amendments

to this Agreement (including all

joinders and amended exhibits to
this Agreement) shall be filed at the principal business office of the Company.
18.4

Costs and Expenses.

Except as otherwise provided herein, each party hereto, including the
LLC and each

Member, shall

pay its, his

or her own expenses

incurred in connection

with the preparation
and execution of this Agreement, or any amendment hereof, this Agreement.
18.5

Severability of Provisions.

The invalidity

or unenforceability of

any term

or provision of
this Agreement shall not affect the validity of the remainder hereof.
18.6

Controlling Law;

Submission to

Jurisdiction; Specific

Performance.

The LLC

created
hereunder

is

a

limited

liability

company

created

under

the

Delaware

Act.

All

questions

concerning

this
Agreement

and

the

LLC

created

hereunder,

including

the

validity,

construction,

effect,

assignment

and
administration

of

this

Agreement

and

the

LLC

created

hereunder,

shall

always,

and

in

all

events,

be
determined under the law of the

State of Delaware without regard

to conflict of law principles

(whether of
the State of Delaware or any other jurisdiction).
EACH

PARTY

TO

THIS

AGREEMENT

HEREBY

IRREVOCABLY

SUBMITS

TO

THE
EXCLUSIVE

JURISDICTION

OF

THE

COURT

OF

CHANCERY

OF

THE

STATE

OF

DELAWARE
(OR IF SUCH

COURT DOES NOT HAVE SUBJECT MATTER

JURISDICTION, ANY OTHER STATE
COURT OF

THE STATE

OF DELAWARE

OR THE FEDERAL

COURTS

LOCATED

IN THE STATE
OF

DELAWARE)

IN

ANY

ACTION,

SUIT

OR

PROCEEDING

ARISING

IN

CONNECTION

WITH
THIS AGREEMENT,

AND AGREES

THAT

ANY SUCH

ACTION, SUIT

OR PROCEEDING

SHALL
BE BROUGHT ONLY

IN THE COURT

OF CHANCERY

(OR SUCH OTHER

COURTS

IDENTIFIED
HEREIN IF THE

COURT

OF CHANCERY

DOES NOT HAVE

SUBJECT MATTER

JURISDICTION)
AND

WAIVES

ANY

OBJECTION

BASED

ON

FORUM

NON

CONVENIENS

OR

ANY

OTHER
OBJECTION

TO

VENUE

THEREIN;

PROVIDED,

HOWEVER,

THAT

SUCH

CONSENT

TO
JURISDICTION

IS

SOLELY

FOR

THE

PURPOSE

REFERRED

TO

IN

THIS

PARAGRAPH

AND
SHALL NOT

BE DEEMED

TO BE

A GENERAL

SUBMISSION TO

THE JURISDICTION

OF SUCH
COURTS OR IN THE STATE

OF DELAWARE

OTHER THAN FOR

SUCH PURPOSE.

THE PARTIES
HERETO

HEREBY

WAIVE

ANY

RIGHT

TO

A

TRIAL

BY

JURY

IN

CONNECTION

WITH

ANY
SUCH ACTION, SUIT OR PROCEEDING.

Service

of

process

on

a

party

in

any

action

arising

out

of

or

relating

to

this

Agreement

shall

be
effective if delivered to such party in accordance with Section 18.2.
The parties

hereto hereby

agree that

it is

impossible to

measure in

money the

damages which

will
accrue to a party hereto or to its heirs, personal representatives, or assigns by reason of a failure to perform any

obligations

under

this

Agreement

and

agree

that

the

terms

of

this

Agreement

shall

be

specifically
enforceable.

If

any

party

hereto

or

its

heirs,

personal

representatives,

or

assigns

institutes

any

action

or
proceeding to

specifically enforce

the provisions

hereof, any

person against

whom such

action or

proceeding
is brought (i) hereby waives the claim or

defense therein that such party or such

personal representative has
an adequate remedy at law,

(ii) hereby waives any bond, surety,

or other security that might be

required of
any other party

with respect thereto,

and (iii) shall

not offer

in any such

action or proceeding

the claim or
defense that an adequate remedy at law exists.
18.7

Construction of Agreement.

All questions concerning the interpretation or construction of this Agreement shall be

determined by the Managing

Member, whose decision shall be

final and binding on
all parties.
18.8

Multiple Counterparts.

This Agreement may be

executed by the parties

herein, or any of
them, in

any number

of counterparts,

with the

same force

and effect

as if

they had

all executed

the same
instrument.
18.9

Entire

Agreement.

This Agreement

(including the

exhibits attached

hereto)

contains the
entire

understanding

among

the

parties

hereto

with

respect

to

the

subject

matter

hereof,

and

no
representation, warranty,

covenant or

condition other

than those

expressly set

forth herein

shall be

of any
force or effect.
18.10

No Third-party Beneficiaries.

Except as expressly provided herein,

this Agreement is for
the sole

benefit of

the parties

hereto (and

their respective

heirs, executors,

administrators, successors

and
assigns)

and

nothing

herein,

express

or

implied,

is

intended

to

or

shall

confer

upon

any

other

Person,
including any creditor of the LLC, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
* * * * *

IN WITNESS WHEREOF, the LLC,

the Managing Member

and each other

Member has caused

this
Agreement to be duly executed as of the date first specified above.
DLNL, LLC
By:

/s/ Adolphus B. Baker

Adolphus B. Baker
Managing Member
Managing Member:

/s/ Adolphus B. Baker

Adolphus B. Baker,

Managing Member
Non-Managing Members:

/s/ Dinnette Adams Baker

Dinnette Adams Baker

/s/ Luanne Adams

Luanne Adams

/s/ Nancy Adams Briggs

Nancy Adams Briggs

/s/ Laurel Adams Krodel

Laurel Adams Krodel

EXHIBIT A
FORM OF MEMBERSHIP CERTIFICATE
No.

Number of

[Class A Units]
[Common Units]
DLNL, LLC
Formed under the Laws of the State of Delaware
THIS IS TO CERTIFY that __________________________ is

the registered owner of

__________
[Class A Units] [Common Units] of

DLNL, LLC, a Delaware limited

liability company (the “LLC”), under
the Amended and

Restated Limited Liability

Company Operating Agreement

dated as of

February 25, 2025
(the

“Agreement”),

by

and

among

the

LLC,

Adolphus

B.

Baker,

as

Managing

Member,

and

the

other
Members and holders of Membership Certificates.
A copy of the

Agreement is on file

with the Company,

and with the

Managing Member,

Adolphus
B.

Baker,

at

the

principal

place

of

business

of

the

Company.

Each

holder

of

this

Certificate

by

the
acceptance hereof assents and agrees to be bound by all the provisions of the Agreement.
NEITHER

THIS

CERTIFICATE

NOR

THE

UNITS

REPRESENTED

HEREBY

IS
TRANSFERABLE,

WHETHER

BY

SALE,

ASSIGNMENT,

GIFT,

BEQUEST,

APPOINTMENT

OR
OTHERWISE,

BY THE HOLDER OF

RECORD HEREOF EXCEPT TO THE

EXTENT PROVIDED BY
THE

AGREEMENT

AND

SUBJECT

TO

SUCH

PROCEDURES

AS

MAY

BE

REQUIRED

BY

THE
MANAGING

MEMBER.

THIS

CERTIFICATE

AND

THE

UNITS

REPRESENTED

HEREBY

ARE
SUBJECT

TO

ADDITIONAL

TRANSFER

AND

VOTING

RESTRICTIONS

SET

FORTH

IN

THE
AGREEMENT.

THE

MANAGING

MEMBER

MAY

TREAT

THE

HOLDER

OF

RECORD

HEREOF
AS THE

OWNER OF

THIS CERTIFICATE

FOR ALL

PURPOSES.

ANY ATTEMPTED

TRANSFER
OF THIS

CERTIFICATE

OR

THE

UNITS REPRESENTED

HEREBY

WHICH IS

NOT PERMITTED
PURSUANT

TO

THE

AGREEMENT

SHALL

BE

VOID.

IN

THE

EVENT

OF

A

TRANSFER
PERMITTED BY

THE AGREEMENT,

EVERY

TRANSFEREE OF

THIS CERTIFICATE

SHALL BY
THE ACCEPTANCE HEREOF BECOME SUBJECT TO

THE PROVISIONS OF THE AGREEMENT.
THE

SALE,

ASSIGNMENT,

GIFT,

PLEDGE

OR

OTHER

ENCUMBRANCE,

OR

OTHER
TRANSFER

OF

THIS

MEMBERSHIP

CERTIFICATE

OR

THE

UNITS

(OR

ANY

INTEREST
THEREIN)

REPRESENTED

HEREBY

IS

SUBJECT

TO

THE

RESTRICTIONS,

TERMS

AND
CONDITIONS SET

FORTH IN THE

COMPANY

’S RESTATED CERTIFICATE

OF INCORPORATION
AND

IN

THE

AGREEMENT

DESCRIBED

IN

THIS

CERTIFICATE

AND

PURSUANT

TO

WHICH
THIS CERTIFICATE

IS ISSUED.

A COPY OF THE AGREEMENT IS ON FILE AT

THE PRINCIPAL
PLACE OF

BUSINESS

OF THE

COMPANY

.

NO SUCH

TRANSFER OF

THIS

CERTIFICATE,

OR
THE SHARES

REPRESENTED BY

THIS CERTIFICATE, MAY

BE EFFECTED,

EXCEPT PURSUANT
TO

THE

TERMS

OF

SUCH

RESTATED

CERTIFICATE

OF

INCORPORATION

AND

THE
AGREEMENT.
THE

SECURITIES

REPRESENTED

BY

THIS

CERTIFICATE

HAVE

NOT

BEEN
REGISTERED

UNDER

THE

SECURITIES

ACT

OF

1933,

AS

AMENDED,

OR

THE

APPLICABLE
SECURITIES

LAWS

OF

ANY

STATE

BUT

HAVE

BEEN

ISSUED

IN

RELIANCE

UPON
EXEMPTIONS FROM REGISTRATION

CONTAINED IN SAID LAWS

.

NO SALE, OFFER TO SELL
OR OTHER

TRANSFER OF

THE SECURITIES

REPRESENTED BY

THIS CERTIFICATE

MAY

BE
MADE

UNLESS

A

REGISTRATION

STATEMENT

UNDER

SAID

LAWS

IS

IN

EFFECT

WITH

RESPECT TO THE SECURITIES,

OR AN EXEMPTION FROM THE

REGISTRATION

PROVISIONS
OF SUCH LAWS IS THEN APPLICABLE.

IN

WITNESS

WHEREOF,

the

Managing

Member

has

executed

this

Certificate

on

behalf

of

the
LLC by affixing his hand this

day of

, 20

.
DLNL, LLC
By:

Adolphus B. Baker, Managing Member

(FORM OF ASSIGNMENT FOR REVERSE SIDE OF
MEMBERSHIP CERTIFICATE)
FOR VALUE RECEIVED, ______________________________ hereby sells,

assigns and transfers
unto

______________________________

the

within

Certificate

and

all

rights

and

interests

thereby

and
does

hereby

irrevocably

constitute

and

appoint

______________________________

attorney

to

transfer
such

certificate

on

the

books

of

the

LLC

under

the

Agreement

within

referred

to,

with

full

power

of
substitution in the premises.
Dated:

___________

Name:
In the presence of:
________________________________

INFORMATION RELATING

TO MANAGING MEMBER
AND NON-MANAGING MEMBERS
MANAGING MEMBER:
ADOLPHUS B. BAKER:
Address:

c/o Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601–948–6813
Fax:

601–969–0905
Email:

NON-MANAGING MEMBERS:
DINNETTE ADAMS BAKER:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

LUANNE ADAMS:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

NANCY ADAMS BRIGGS:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

LAUREL ADAMS KRODEL:
Address:

c/o Adolphus B. Baker

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy

Suite 200

Ridgeland, MS

39157
Telephone:

601-948-6813
Fax:

601-969-0905
Email:

With a copy to counsel:
Name of Attorney:

Joseph E. Varner III
Name of Firm:

Brunini Law
Address:

190 East Capitol Street, Suite 190
Address (continued):

Jackson, MS 39201
Telephone:

Fax:

Email:

JOINDER
This

Joinder

is

made

as

of

the

date

written

below

by

the

undersigned

(the

“Joining

Party”)

in
accordance with the

Amended and Restated

Limited Liability Company

Operating Agreement dated

as of
February 25, 2025 by and

among DLNL, LLC

(the “LLC”), Adolphus B.

Baker, as Managing Member, and
the other

Members of

the LLC

under such

Agreement (the

“LLC Operating

Agreement”).

Capitalized terms
used, but

not defined,

herein shall

have the

respective meanings

ascribed to

such terms

in the

LLC Operating
Agreement.
The Joining Party hereby

represents and warrants to

the LLC that the

undersigned is an Immediate
Family

Member

or

Permitted

Transferee.

The

Joining

Party

hereby

acknowledges,

agrees

and

confirms
that, by its execution of

this Joinder, the

Joining Party shall be deemed

to be a party to

the LLC Operating
Agreement as of the date hereof and shall have

all of the rights and obligations of a “Member”

thereunder,
as if it had

executed the LLC

Operating Agreement.

The Joining Party hereby

ratifies, as of the

date hereof,
and

agrees

to

be

bound

by,

all

of

the

terms,

provisions

and

conditions

contained

in

the

LLC

Operating
Agreement.
IN WITNESS WHEREOF, the undersigned

has executed this Joinder as of the date written below.
Date:

_____________ ____, 20__
If an entity:
[Name of Joining Party]
By:

_____________________

Name:

Title:
If a natural person
_____________________
Name:

JOINDER OF MANAGING MEMBER
This

Joinder

of

Managing

Member

is

made

as

of

the

date

written

below

by

the

undersigned

(the
“Joining

Party”)

in

accordance

with

the

Amended

and

Restated

Limited

Liability

Company

Operating
Agreement dated as of February 25, 2025 by and

among DLNL, LLC (the “LLC”), Adolphus

B. Baker, as
Managing

Member,

and the

other

Members

of the

LLC

(the

“LLC Operating

Agreement”).

Capitalized
terms used,

but not

defined, herein

shall have

the respective

meanings ascribed

to such

terms in

the LLC
Operating Agreement.
The Joining Party hereby

represents and warrants to

the LLC that the

undersigned is an Immediate
Family Member.

The Joining Party hereby

acknowledges, agrees and confirms

that, by its execution

of this
Joinder,

the Joining

Party shall

be deemed

to be

a party

to the

LLC Operating

Agreement as

of the

date
hereof

and

shall

have

all

of

the

rights

and

obligations

of

a

“Managing

Member”

thereunder,

as

if

it

had
executed the LLC

Operating Agreement.

The Joining Party

hereby ratifies, as

of the date

hereof, and agrees
to be bound by, all of the terms, provisions and conditions contained in the LLC Operating Agreement.
IN WITNESS

WHEREOF,

the undersigned

has executed

this Joinder

of Managing

Member as

of
the date written below.
Date:

_____________ ____, 20__
_____________________
Name:

REDEMPTION REQUEST
Dated:

________________, 20_____
To the Managing Member of DLNL, LLC (the “LLC”)
The

undersigned

hereby

requests

the

redemption

of

Common

Units

of

the

LLC

pursuant

to
Section 7.3

of

the

Amended

and

Restated

Limited

Liability

Company

Operating

Agreement

dated

as

of
February 25, 2025 by and

among DLNL, LLC

(the “LLC”), Adolphus B.

Baker, as Managing Member, and
the other Members of the LLC

(the “LLC Operating Agreement”).

Capitalized terms used, but not

defined,
herein shall have the respective meanings ascribed to such terms in the LLC Operating Agreement.
The undersigned hereby requests the redemption of __________ Common Units in exchange for an
equivalent number of Common Shares of Cal-Maine Foods, Inc. (the “Company”).
[Such

redemption

is

being

requested

pursuant

to

Section 7.3(a)

to

effect

a

transfer

or

sale

of
underlying

Common

Shares,

which

sale

or

transfer

is

in

compliance

with

the

Agreement

Regarding
Conversion and applicable federal and state securities laws.]
[Such redemption

is being

requested pursuant

to Section 7.3(b)

to effect

a transfer

to a

charitable
donor advised fund.]
[Such

redemption

is

being

requested

pursuant

to

Section 7.3(c)

for

the

following

purposes:

_________________________________________________________.

Delivered

with

this

notice

is
documentation supporting the number of Common Units requested to be redeemed for such purposes.]
Delivered with this request is

Membership Certificate(s) No(s).

________ registered in the name

of
the undersigned Member.

To the extent this request is approved by

the Managing Member, please (i) cause
a certificate representing

___________ Common Shares

to be transferred

to and registered

in the name

of
the undersigned

Member,

equal to

the __________

Common Units

being redeemed,

and (ii) issue

a new
Membership Certificate to the Member

for ________ Common Units, representing

the number of Common
Units that are not being redeemed and that will continue to be owned by the undersigned Member after the
redemption.

Member

UNIT OWNERSHIP
AS OF THE RESTATEMENT

DATE
Member
Common
Units
Common
Shares
Contributed in
Exchange for
Such Common
Units
Class A
Units
Class A
Shares
Contributed
in Exchange
for Such
Class A
Units
Total

Units
Total

Votes
Dolph Baker 0 0 1,309,245 1,309,245 1,309,245 13,092,450
Dinnette Adams Baker 56,595 56,595 1,090,755 1,090,755 1,147,350 10,964,145
Luanne Adams 343,787 343,787 800,000 800,000 1,143,787 8,343,787
Nancy Adams Briggs 343,787 343,787 800,000 800,000 1,143,787 8,343,787
Laurel Adams Krodel 343,787 343,787 800,000 800,000 1,143,787 8,343,787
Total 1,087,956 1,087,956 4,800,000 4,800,000 5,887,956 49,087,956